UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

Schedule 14A

(Amendment No. 1)

________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

ACE GLOBAL BUSINESS ACQUISITION LIMITED

(Name of Registrant as Specified In Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ACE GLOBAL BUSINESS ACQUISITION LIMITED
Room 806, 8/F, Tower 2, Lippo Centre, 89 Queensway
Admiralty, Hong Kong

December [•], 2022

Dear Shareholders:

On behalf of the Board of Directors of Ace Global Business Acquisition Limited (the “Company” or “we”), I invite you to attend our Annual Meeting of Shareholders (the “Annual Meeting”). We hope you can join us. The Annual Meeting will be held:

At:	Loeb & Loeb LLP, 2206-19 Jardine House, 1 Connaught Place, Central, Hong Kong
On:	December [•], 2022
Time:	10 a.m. local time

The Notice of Annual Meeting of Shareholders, the Proxy Statement and the proxy card accompany this letter, together with our Annual Report for the fiscal year ended December 31, 2021 will be first mailed to our shareholders on or about December [•], 2022.

As discussed in the enclosed Proxy Statement, the Annual Meeting will be devoted to vote the following proposals:

1.      Proposal No. 1 — To approve (the “Charter Amendment”) the Company’s amended and restated memorandum and articles of association (the “Charter”) and adopt three separate proposals with respect to the extension of the business combination period and certain governance provisions in the current charter, a copy of which is attached to this proxy statement as Annex A:

Proposal No. 1A — To extend the date by which the Company has to consummate a business combination (the “Extension”) a total of five (5) times, as follows: (i) two (2) times for an additional three (3) months each time from January 8, 2023 (the “Current Termination Date”) to July 8, 2023, followed by (ii) three (3) times for an additional one (1) month each time from July 8, 2023 to October 8, 2023 (the termination date as so extended, the “Extended Termination Date”); and

Proposal No. 1B — To introduce provisions where the Company can hold shareholders and directors meetings by virtual conferencing or other electronic facilities;

2.      Proposal No. 2 — A proposal to amend (the “Trust Amendment”) the Company’s investment management trust agreement (the “Trust Agreement”), dated as of April 5, 2021, by and between the Company and Continental Stock Transfer & Trust Company (the “trustee”), to allow the Company to extend the time to complete a business combination a total of five (5) times, as follows: (i) two (2) times for an additional three (3) months each time from January 8, 2023 to July 8, 2023 by depositing into the trust account $0.15 for each three-month extension for each issued and outstanding Company ordinary share issued in the IPO that has not been redeemed (each, a “Public Share”), followed by (ii) three (3) times for an additional one (1) month each time from July 8, 2023 to October 8, 2023 by depositing into the trust account $0.05 for each one-month extension for each issued and outstanding Public Share (each, an “Extension Payment”) in the event the Company has not consummated a business combination by the Extended Termination Date.

3.      Proposal No. 3 — To elect five (5) directors to serve until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified or until his or her earlier resignation, removal or death.

4.      Proposal No. 4 — To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

The Company’s IPO prospectus provides that the Company initially had until January 8, 2023 (after three (3) times of three-month extensions for each time) to complete its initial business combination. The Company’s charter was most recently amended and restated on March 31, 2021 with the Current Termination Date of January 8, 2023. The purpose of the Charter Amendment and the Trust Amendment is to allow the Company an option to further extend the time to complete a business combination and introduce provisions where the Company can hold shareholders and directors meetings by virtual conferencing or other electronic facilities. Our board of directors has determined that it is in the best

i

interests of our shareholders to allow the Company to extend the time to complete a business combination two (2) times for an additional three (3) months each time and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended to the Extended Termination Date.

In connection with the Charter Amendment and Extension Amendment, public shareholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public shareholders vote “FOR” or “AGAINST” the Charter Amendment, Extension Amendment, directors election, and the Adjournment, and an Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Annual Meeting. Public shareholders may make an Election regardless of whether such public shareholders were holders as of the record date. If the Charter Amendment and Trust Amendment are approved by the requisite vote of shareholders, the remaining holders of public shares will retain their right to redeem their public shares when the business combination is submitted to the shareholders. However, the Company will not proceed with the Charter Amendment and Extension Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. In addition, public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Termination Date. Ace Global Investment Limited (the “Sponsor”) our officers and directors, hold the right to vote over an aggregate of 1,454,000 ordinary shares which include 1,150,000 ordinary shares, which we refer to as the “Founder Shares”, that were issued prior to our initial public offering (“IPO”) and 304,000 ordinary shares (the “Private Shares”) that make part of the units, which we refer to as the “Private Placement Units”, that were purchased by our sponsor in a private placement which occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Annual Meeting (or December [•], 2022). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

The purpose of the Charter Amendment and the Trust Amendment is to (x) allow the Company an option to further extend the time to complete a business combination as follows: (i) two (2) times for an additional three (3) months each time from January 8, 2023 to July 8, 2023 by depositing into the trust account $0.15 for each three-month extension for each issued and outstanding Company ordinary share issued in the IPO that has not been redeemed (each, a “Public Share”), followed by (ii) three (3) times for an additional one (1) month each time from July 8, 2023 to October 8, 2023 by depositing into the trust account $0.05 for each one-month extension for each issued and outstanding Public Share (each, an “Extension Payment”) and (y) introduce provisions where the Company can hold shareholders and directors meetings by virtual conferencing or other electronic facilities. Our insiders or their affiliates or designees will elect to exercise each extension on an as-needed basis only.

We know that many of our shareholders will be unable to attend the Annual Meeting. We are soliciting proxies so that each shareholder has an opportunity to vote on all matters that are scheduled to come before the shareholders at the Annual Meeting. Whether or not you plan to attend, please take the time now to read the Proxy Statement and vote by submitting by mail a paper copy of your proxy or vote instructions, so that your shares are represented at the meeting. You may also revoke your proxy or vote instructions and change your vote at any time prior to the Annual Meeting. Regardless of the number of Company shares you own, your presence in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.

Thank you for your continuing interest in Ace Global Business Acquisition Limited. We look forward to seeing you at the Annual Meeting.

If you have any questions about the Proxy Statement, please contact us at Ace Global Business Acquisition Limited, Room 806, 8/F, Tower 2, Lippo Centre, 89 Queensway, Admiralty, Hong Kong

Sincerely,

Eugene Wong Chief Executive Officer and Chairman of the Board

ACE GLOBAL BUSINESS ACQUISITION LIMITED
Room 806, 8/F, Tower 2, Lippo Centre, 89 Queensway
Admiralty, Hong Kong

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER [•], 2022

To the Shareholders of Ace Global Business Acquisition Limited:

NOTICE IS HEREBY GIVEN that an Annual Meeting of Shareholders of Ace Global Business Acquisition Limited (the “Company” or “we”), a British Virgin Islands company, will be held at the offices of Loeb & Loeb LLP, 2206-19 Jardine House, 1 Connaught Place, Central, Hong Kong on December [•], 2022, at 10 a.m. local time, to vote the following proposals:

1.      Proposal No. 1 — To approve (the “Charter Amendment”) the Company’s amended and restated memorandum and articles of association (the “Charter”) and adopt three separate proposals with respect to the extension of the business combination period and certain governance provisions in the current charter, a copy of which is attached to this proxy statement as Annex A:

Proposal No. 1A — To extend the date by which the Company has to consummate a business combination (the “extension”) a total of five (5) times, as follows: (i) two (2) times for an additional three (3) months each time from January 8, 2023 (the “Current Termination Date”) to July 8, 2023, followed by (ii) three (3) times for an additional one (1) month each time from July 8, 2023 to October 8, 2023 (the termination date as so extended, the “Extended Termination Date”); and

Proposal No. 1B — To introduce provisions where the Company can hold shareholders and directors meetings by virtual conferencing or other electronic facilities;

2.      Proposal No. 2 — A proposal to amend (the “Trust Amendment”) the Company’s investment management trust agreement (the “Trust Agreement”), dated as of April 5, 2021, by and between the Company and Continental Stock Transfer & Trust Company (the “trustee”), to allow the Company to extend the time to complete a business combination a total of five (5) times, as follows: (i) two (2) times for an additional three (3) months each time from January 8, 2023 to July 8, 2023 by depositing into the trust account $0.15 for each three-month extension for each issued and outstanding Company ordinary share issued in the IPO that has not been redeemed (each, a “Public Share”), followed by (ii) three (3) times for an additional one (1) month each time from July 8, 2023 to October 8, 2023 by depositing into the trust account $0.05 for each one-month extension for each issued and outstanding Public Share (each, an “Extension Payment”) in the event the Company has not consummated a business combination by the Extended Termination Date.

3.      Proposal No. 3 — To elect five (5) directors to serve until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified or until his or her earlier resignation, removal or death.

4.      Proposal No. 4 — To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

The Board has fixed the close of business on December 1, 2022 as the record date for the meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Annual Meeting or any adjournment or adjournments thereof.

By Order of the Board of Directors

Chief Executive Officer and Chairman of the Board

Hong Kong
December [•], 2022

IMPORTANT

IF YOU CANNOT PERSONALLY ATTEND THE ANNUAL MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER [___], 2022. THIS PROXY STATEMENT TO THE SHAREHOLDERS WILL BE AVAILABLE AT HTTPS://WWW.SEC.GOV/.

ACE GLOBAL BUSINESS ACQUISITION LIMITED
Room 806, 8/F, Tower 2, Lippo Centre, 89 Queensway
Admiralty, Hong Kong

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD DECEMBER [•], 2022
FIRST MAILED ON OR ABOUT DECEMBER [•], 2022

Date, Time and Place of the Annual Meeting

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Ace Global Business Acquisition Limited (the “Company”), a British Virgin Islands company, in connection with the Annual Meeting of Shareholders to be held at the offices of Loeb & Loeb LLP, 2206-19 Jardine House, 1 Connaught Place, Central, Hong Kong on December [•], 2022, at 10 a.m. local time, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

The principal executive office of the Company is Room 806, 8/F, Tower 2, Lippo Centre, 89 Queensway, Admiralty, Hong Kong, and its telephone number, including area code, is +(852) 2151 5198/2151 5598.

Purpose of the Annual Meeting

At the Annual Meeting, you will be asked to consider and vote upon the following matters:

1.      Proposal No. 1 — To approve (the “Charter Amendment”) the Company’s amended and restated memorandum and articles of association (the “Charter”) and adopt three separate proposals with respect to the extension of the business combination period and certain governance provisions in the current charter, a copy of which is attached to this proxy statement as Annex A:

Proposal No. 1A — To extend the date by which the Company has to consummate a business combination (the “extension”) a total of five (5) times, as follows: (i) two (2) times for an additional three (3) months each time from January 8, 2023 (the “Current Termination Date”) to July 8, 2023, followed by (ii) three (3) times for an additional one (1) month each time from July 8, 2023 to October 8, 2023 (the termination date as so extended, the “Extended Termination Date”); and

Proposal No. 1B — To introduce provisions where the Company can hold shareholders and directors meetings by virtual conferencing or other electronic facilities;

2.      Proposal No. 2 — A proposal to amend (the “Trust Amendment”) the Company’s investment management trust agreement (the “Trust Agreement”), dated as of April 5, 2021, by and between the Company and Continental Stock Transfer & Trust Company (the “trustee”), to allow the Company to extend the time to complete a business combination a total of five (5) times, as follows: (i) two (2) times for an additional three (3) months each time from January 8, 2023 to July 8, 2023, by depositing into the trust account $0.15 for each three-month extension for each issued and outstanding Public Share followed by (ii) three (3) times for an additional one (1) month each time from July 8, 2023 to October 8, 2023 by depositing into the trust account $0.05 for each one-month extension for each issued and outstanding Public Share (each, an “Extension Payment”) in the event the Company has not consummated a business combination by the Extended Termination Date.

3.      Proposal No. 3 — To elect five (5) directors to serve until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified or until his or her earlier resignation, removal or death.

4.      Proposal No. 4 — To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

The Company’s IPO prospectus provides that the Company initially had until January 8, 2023 (after three three-month extensions) to complete its initial business combination. The Company’s charter was most recently amended and restated on March 31, 2021, with the Current Termination Date of January 8, 2023. The purpose of the Charter Amendment and the Trust Amendment is to provide the Company an option to further extend the time to complete a business combination and introduce provisions where the Company can hold shareholders and directors meetings by virtual conferencing or other electronic facilities. Our board of directors has determined that it is in the best interests of our shareholders to (a) extend the Current Termination Date to allow the Company to extend the time to complete a business combination a total of five (5) times, as follows: (i) two (2) times for an additional three (3) months each time from January 8, 2023 to July 8, 2023, followed by (ii) three (3) times for an additional one (1) month each time from July 8, 2023 to October 8, 2023, and introduce provisions where the Company can hold shareholders and directors meetings by virtual conferencing or other electronic facilities. In order to extend the time available for us to consummate our initial business combination, our insiders or their affiliates or designees would be required to deposit $0.15 for each three-month extension for each public ordinary share that has not redeemed into the trust account, $0.05 for each public ordinary share that has not redeemed into the trust account for each one-month extension from July 8, 2023 to October 8, 2023. Our insiders or their affiliates or designees will elect to exercise each extension on an as-needed basis only. The initial extension payment must be made prior to the Current Termination Date, while each subsequent extension payment must be deposited into the trust account no fewer than five calendar days prior to the then existing termination date. Both the Trust Agreement and the Company’s charter will be amended to reflect the foregoing. The Charter Amendment is attached hereto as Annex A, and the Trust Amendment is attached hereto as Annex B.

Voting Rights and Revocation of Proxies

The record date with respect to this solicitation is the close of business on December 1, 2022 (the “Record Date”) and only shareholders of record at that time will be entitled to vote at the Annual Meeting and any adjournment or adjournments thereof.

The Company’s ordinary shares (“Ordinary Shares”) represented by all validly executed proxies received in time to be taken to the meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the shareholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. We intend to release this Proxy Statement and the enclosed proxy card to our shareholders on or about December [•], 2022.

Dissenters’ Right of Appraisal

Holders of Ordinary Shares do not have appraisal rights under the laws of British Virgin Islands or under the governing documents of the Company in connection with this solicitation.

Outstanding Shares and Quorum

The number of outstanding Ordinary Shares entitled to vote at the meeting is 6,054,000. Each Ordinary Share is entitled to one vote. The presence in person or by proxy at the Annual Meeting of the holders of 3,027,001 shares, or a majority of the number of outstanding Ordinary Shares, will constitute a quorum. There is no cumulative voting. Shares that abstain or for which the authority to vote is withheld on certain matters (so-called “broker non-votes”) will be treated as present for quorum purposes on all matters.

Broker Non-Votes

Holders of Ordinary Shares that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. If a shareholder does not give instructions to his or her bank or brokerage firm, it will nevertheless be entitled to vote the shares with respect to “routine” items, but it will not be permitted to vote the shares with respect to “non-routine” items. In the case of a non-routine item, such shares will be considered “broker non-votes” on that proposal.

Proposals 1A-1B (Charter Amendment) are a matter that we believe will be considered “non-routine.”

Proposal 2 (Trust Amendment) is a matter that we believe will be considered “non-routine.”

Proposal 3 (Election of Directors) is a matter that we believe will be considered “non-routine.”

Banks or brokerages cannot use discretionary authority to vote shares on Proposals 1, 2, or 3 if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Interests of the Company’s Directors and Officers

When you consider the recommendation of our board, you should keep in mind that the Company’s sponsor, officers and directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        unless the Company consummates an initial business combination, the Company’s officers, directors and sponsor will not receive reimbursement for any out-of-pocket expenses incurred by them to the extent that such expenses exceed the amount of available proceeds from the Company IPO and private placement not deposited in the Trust Account;

•        with certain limited exceptions, 50% of the Company’s founder shares will not be transferred, assigned, sold or released from escrow until the earlier of six months after the date of the consummation of our initial business combination and the date the closing price of our ordinary shares equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after our initial business combination and the remaining 50% of the insider shares will not be transferred, assigned, sold or released from escrow until six months after the date of the consummation of our initial business combination or earlier in either case if, subsequent to our initial business combination, we complete a liquidation, merger, stock exchange or other similar transaction which results in all of our shareholders having the right to exchange their ordinary shares for cash, securities or other property;

•        the Sponsor will benefit from the completion of a business combination and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to public stockholders rather than liquidate;

•        based on the difference in the purchase price of $0.022 that the initial shareholders paid for the Founder Shares, as compared to the purchase price of $10.00 per public unit sold in the IPO, the Sponsor may earn a positive rate of return even if the share price of the combined company after the closing falls below the price initially paid for the units in the Company IPO and the public shareholders experience a negative rate of return following the closing of the business combination.

•        the fact that the Sponsor currently holds 304,000 private units which were purchased at a price of $10 per unit, or an aggregate value of $3,040,000 and which have no redemption rights upon the Company’s liquidation and will be worthless if no business combination is effect.

•        on each of April 8, 2022, July 6, 2022 and September 28, 2022, the Company issued an unsecured promissory note in an amount of $455,400 to the Sponsor (the “Notes). The Notes will not be repaid in the event that the Company is unable to close a business combination unless there are funds available outside the Trust Account to do so. Such Notes would either be paid upon consummation of our initial business combination, or, at the lender’s discretion, converted upon consummation of the business combination into additional private units at a price of $10.00 per unit.

•        the fact that Sponsor has agreed not to redeem any of the Founder Shares in connection with a stockholder vote to approve a proposed initial business combination.

We may not be able to complete an initial business combination with a U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.

Our Sponsor is Ace Global Investment Limited, a non-U.S. person. We are therefore likely considered a “foreign person” under the regulations administered by CFIUS and will continue to be considered as such in the future for so long as our Sponsor has the ability to exercise control over us for purposes of CFIUS’s regulations. As such, an initial business combination with a U.S. business may be subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential initial business combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our initial business combination. If we cannot complete our initial business combination by January 8, 2023 the review process drags on beyond such timeframe or because our initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public shareholders may only receive $10.61 per share, and our warrants and rights will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Risks related to Potential Application of the Investment Company Act

As of the date hereof, substantially all of the assets held in the trust account are held in money market funds, which primarily invest in U.S. Treasury Bills. There is uncertainty under the Investment Company Act of 1940 (the “Investment Company Act”) whether special purpose acquisition companies, or “SPACs,” could become subject to regulation under the Investment Company Act. The longer that the funds in the trust account are held in U.S. government securities or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case a claim could be made that we have been operating as an unregistered investment company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the trust account at any time and instead hold all funds in the trust account in a bank deposit account in order to mitigate the risks of falling within the definition of “investment company” under the Investment Company Act.

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Annual Meeting:

Proposal	Vote Required	Broker Discretionary Vote Allowed
Charter Amendment	Majority of the votes of the shares which were present in person or by proxy and entitled to vote thereon at the Annual Meeting	No
Trust Amendment	Majority of shares sold in the IPO, excluding the Founder Shares and Private Shares	No
Election of Directors	Majority of the shares present in person or by proxy and entitled to vote	No

Abstentions will count as a vote against each of the proposals.

Voting Procedures

Each Ordinary Share that you own in your name entitles you to one vote on each of the proposals for the Annual Meeting. Your proxy card shows the number of Ordinary Shares that you own.

•        You can vote your shares in advance of the Annual Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Annual Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by our board of directors. Our board of directors recommends voting “FOR” each of the Charter Amendment, the Trust Amendment Proposal, and each of the nominees named in this Proxy Statement.

•        You can attend the Annual Meeting and vote in person even if you have previously voted by submitting a proxy. You will be given a ballot when you arrive. However, if your Ordinary Shares are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.

Solicitation of Proxies

The solicitation of proxies is made by the Company. The expenses of solicitation of proxies will be paid by the Company. We may solicit proxies by mail, and the officers and employees of the Company may solicit proxies personally or by telephone and will receive no extra compensation from such activities. The Company will reimburse brokerage houses and other nominees for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them.

Delivery of Proxy Materials to Households

Only one copy of the 2021 Annual Report and this Proxy Statement will be delivered to an address where two or more shareholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the shareholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of the 2021 Annual Report and this Proxy Statement. If you share an address with at least one other shareholder, currently receive one copy of our Annual Report and Proxy Statement at your residence, and would like to receive a separate copy of our Annual Report and Proxy Statement for future shareholder meetings of the Company, please specify such request in writing and send such written request to Ace Global Business Acquisition Limited, Room 806, 8/F, Tower 2, Lippo Centre, 89 Queensway, Admiralty, Hong Kong; Attention: Chief Executive Officer, or call the Company promptly at +(852) 2151 5198/2151 5598.

If you share an address with at least one other shareholder and currently receive multiple copies of Annual Report and Proxy Statement, and you would like to receive a single copy of Annual Report and Proxy Statement, please specify such request in writing and send such written request to Ace Global Business Acquisition Limited, Room 806, 8/F, Tower 2, Lippo Centre, 89 Queensway, Admiralty, Hong Kong; Attention: Chief Executive Officer.

Conversion Rights

Pursuant to our currently existing charter, any holders of our public shares may demand that such shares be converted for a pro rata share of the aggregate amount on deposit in the trust account, less taxes payable, calculated as of two business days prior to the Annual Meeting. Regardless whether you vote for or against the Charter Amendment and the Trust Amendment, if your request is properly made and the Charter Amendment and the Trust Amendment are approved, these shares will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the trust account which holds the proceeds of our IPO (calculated as of two business days prior to the Annual Meeting). For illustrative purposes, based on funds in the trust account of approximately $48.8 million on November 28, 2022, the estimated per share conversion price would have been approximately $10.61.

In order to exercise your conversion rights, you must submit a request in writing prior to 5:00 p.m., Eastern time on December [•], 2022 (two business days before the Annual Meeting) that we convert your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com

And

•        deliver your public shares either physically or electronically through DTC to our transfer agent at least two business days before the Annual Meeting. Shareholders seeking to exercise their conversion rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Any demand for conversion, once made, may be withdrawn at any time until the deadline for exercising conversion requests (and submitting shares to the transfer agent) and thereafter, with our consent, until the vote is taken with respect to the Charter Amendment and the Trust Amendment. If you delivered your shares for conversion to our transfer agent and decide within the required timeframe not to exercise your conversion rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.

Prior to exercising conversion rights, shareholders should verify the market price of our Ordinary Shares, as they may receive higher proceeds from the sale of their Ordinary Shares in the public market than from exercising their conversion rights if the market price per share is higher than the conversion price. We cannot assure you that you will be able to sell your Ordinary Shares in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in our Ordinary Shares when you wish to sell your shares.

If you exercise your conversion rights, your Ordinary Shares will cease to be outstanding immediately prior to the Annual Meeting (assuming the Charter Amendment and Trust Amendment are approved) and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the trust account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request conversion.

If the Charter Amendment and the Trust Amendment are not approved and we do not consummate an initial business combination by January 8, 2023, we will be required to dissolve and liquidate our trust account by returning the then remaining funds in such account to the public shareholders and our warrants to purchase Ordinary Shares will expire worthless.

Holders of outstanding units must separate the underlying public shares, public rights and public warrants prior to exercising conversion rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate such units into public shares, public rights and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your conversion rights with respect to the public shares upon the separation of the public shares from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares, public rights and public warrants. This must be completed far enough in advance to permit your nominee to exercise your conversion rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your conversion rights.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) each person who is known by us to be the beneficial owner of more than 5% of our issued and outstanding Ordinary Shares, (ii) each of our officers and directors, and (iii) all of our officers and directors as a group as of February 16, 2022.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership of Ordinary Shares	Approximate Percentage of Outstanding Shares of Ordinary Shares
5% Or Greater Holder
Ace Global Investment Limited	1,369,000	22.6%
Polar Multi-Strategy Master Fund(2)	380,000	6.3%
Hudson Bay Capital Management LP(3)	310,000	5.1%
ATW SPAC Management LLC(4)	396,000	6.5%
Karpus Investment Management(5)	539,658	8.9%
Fir Tree Capital Management LP(6)	310,000	5.1%
Feis Equities LLC(7)	338,301	5.6%
Executive Officers and Directors
Eugene Wong	20,000	*
Nicholas Xue-Wei Tan	20,000	*
Robert Morris	15,000	*
Yan Xu	15,000	*
Leslie Chow	15,000	*
All directors and executive officers as a group (5 individuals)	85,000	1.4%

____________

*        Less than 1%.

(1)      Unless otherwise indicated, the business address of each of the individuals is c/o Ace Global Business Acquisition Limited, Room 806, 8/F , Tower 2, Lippo Centre, 89 Queensway, Admiralty, Hong Kong.

(2)      Based on a Schedule 13G filed by Polar Asset Management Partners Inc., a company incorporated under the laws of Ontario, Canada, which serves as the investment advisor to Polar Multi-Strategy Master Fund, a Cayman Islands exempted company (“PMSMF”) with respect to the Shares (as defined below) directly held by PMSMF. The address for the reporting person is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6.

(3)      Based on a Schedule 13G filed by Hudson Bay Capital Management LP (the “Investment Manager”) and Mr. Sander Gerber (“Mr. Gerber”). The address for the reporting person is 28 Havemeyer Place, 2nd Floor, Greenwich, Connecticut 06830. The Investment Manager serves as the investment manager to HB Strategies LLC and Hudson Bay SPAC Master Fund LP, in whose name the securities reported herein are held. As such, the Investment Manager may be deemed to be the beneficial owner of all Ordinary Shares held by HB Strategies LLC and Hudson Bay SPAC Master Fund LP. Mr. Gerber serves as the managing member of Hudson Bay Capital GP LLC, which is the general partner of the Investment Manager. Mr. Gerber disclaims beneficial ownership of these securities.

(4)      Based on a Schedule 13G filed by the reporting persons. The address for the reporting persons is 7969 NW 2nd Street, #401, Miami, Florida 33126. The Shares are held by one or more separately managed accounts managed by ATW SPAC Management LLC, a Delaware limited liability company (the “Adviser”), which has been delegated exclusive authority to vote and/or direct the disposition of such Units held by such separately managed accounts, which are sub-accounts of one or more pooled investment vehicles managed by a Delaware limited liability company. Antonio Ruiz-Gimenez is the managing member of the Adviser.

(5)      Based on a Schedule 13G filed by Karpus Management, Inc., d/b/a Karpus Investment Management (“Karpus” or the “Reporting Person”). Karpus is a registered investment adviser under Section 203 of the Investment Advisers Act of 1940. Karpus is controlled by City of London Investment Group plc (“CLIG”), which is listed on the London Stock Exchange. However, in accordance with SEC Release No. 34-39538 (January 12, 1998), effective informational barriers have been established between Karpus and CLIG such that voting and investment power over the subject securities is exercised by Karpus independently of CLIG, and, accordingly, attribution of beneficial ownership is not required between Karpus and CLIG.

(6)      Based on a Schedule 13G filed by the reporting person. The address for the reporting person is 55 West 46th Street, 29th Floor New York, NY 10036.

(7)      Based on a Schedule 13G filed by Feis Equities LLC (“Feis Equities”) and Lawrence M. Feis (“Mr. Feis”). The address for the reporting persons is 20 North Wacker Drive, Suite 2115, Chicago, Illinois 60606. Feis Equities and Mr. Feis possess the shared voting power and shared dispositive power with respect to the 338,301 ordinary shares held by one or more separately managed accounts managed by Feis Equities, which has been delegated exclusive authority to vote and/or direct the disposition of the ordinary shares held by such separately managed accounts. Mr. Feis is the managing member of Feis Equities. For the purposes of Reg. Section 240.13d-3, Feis Equities and Mr. Feis are deemed to be the beneficial owners of the 338,301 ordinary shares.

PROPOSALS 1A-1B: THE CHARTER AMENDMENT

The shareholders are being asked to vote on three separate proposals with respect to the extension of business combination period certain governance provisions in the Amended and Restated Memorandum and Articles of Association.

Proposal 1A: Extension Proposal

Description of Amendment

The proposed business combination period extension (the “Business Combination Period Extension”) would amend our existing charter to extend the date by which the Company has to consummate a business combination (the “Extension”) a total of five (5) times, as follows: (i) two (2) times for an additional three (3) months each time from January 8, 2023 to July 8, 2023, followed by (ii) three (3) times for an additional one (1) month each time from July 8, 2023 to October 8, 2023.

Reason for Amendment

The Company is proposing to amend its charter to allow the Company to extend its life a total of five (5) times, as follows: (i) two (2) times for an additional three (3) months each time from January 8, 2023 to July 8, 2023, followed by (ii) three (3) times for an additional one (1) month each time from July 8, 2023 to October 8, 2023.

The Company’s IPO prospectus provides that the Company initially had until January 8, 2023 (after three three-month extensions) to complete its initial business combination. The Company’s charter was most recently amended and restated on March 31, 2022 with the Current Termination Date of January 8, 2023. The purpose of the extension and the Trust Amendment is to allow the Company an option to further extend the time to complete a business combination. Our board of directors has determined that it is in the best interests of our shareholders to allow the Company to extend the time to complete a business combination a total of five (5) times, as follows: (i) two (2) times for an additional three (3) months each time from January 8, 2023 to July 8, 2023, followed by (ii) three (3) times for an additional one (1) month each time from July 8, 2023 to October 8, 2023 and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended to the Extended Termination Date. Our insiders or their affiliates or designees will elect to exercise each extension on an as-needed basis only.

If the Charter Amendment proposal is not approved and we have not consummated a business combination by the Current Termination Date, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income, divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under the laws of British Virgin Islands to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants or rights which will expire worthless in the event we wind up.

Initially, the Company had until January 8, 2023 to complete its initial business combination (the “Current Termination Date”). Pursuant to the terms of the proposed Charter Amendment, in order to extend the time available for us to consummate our initial business combination, our insiders or their affiliates or designees must deposit $0.15 for each public ordinary share that has not redeemed into the trust account for each three (3) month extension, $0.05 for each public ordinary share that has not redeemed into the trust account for each one (1) month extension from July 8, 2023 to October 8, 2023. The initial extension payment must be made prior to the Current Termination Date, while subsequent extension payments must be deposited into the trust account no fewer than five calendar days prior to the then existing termination date. The insiders will receive a non-interest bearing, unsecured promissory note equal to the amount of any such deposit that will not be repaid in the event that we are unable to close a business combination unless there are funds available outside the trust account to do so. Such notes would be paid upon consummation of our initial business combination. We intend to issue a press release announcing the deposit of funds promptly after such funds are deposited into the trust account.

Proposal 1B: Ability to Hold Shareholders and Board Meetings by Electronic Facilities

Description of Amendment

The proposed amendment is to introduce provisions where the Company can hold shareholders and directors meetings by virtual conferencing or other electronic facilities.

Reason for Amendment

This amendment is intended to ensure that general meetings of shareholders and board meetings are called when the shareholders and the board are unable to attend the meeting in person.

The complete text of the proposed amendment is attached to this proxy statement as Annex A. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms. We will not effect the Charter Amendment if the redemption of public shares in connection therewith would cause us to have net tangible assets of less than $5,000,001 and we will move to liquidate the trust account and dissolve the Company promptly after the Annual Meeting.

Vote Required and Board of Directors’ Recommendation

Approval of the Charter Amendment proposal to amend the amended and restated memorandum and articles of association requires the affirmative vote of at least 50% of the outstanding shares present. If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares on this proposal, unless you direct the holder how to vote, by marking your proxy card. Broker non-votes, abstentions or the failure to vote on the Charter Amendment will have the same effect as a vote “AGAINST” the Charter Amendment.

The Board recommends a vote FOR the Charter Amendment.

PROPOSAL 2: THE TRUST AMENDMENT

The proposed Trust Amendment would amend our existing Trust Agreement to change the date by which the trustee must commence liquidating the trust to the Extended Termination Date and make other conforming amendments. Pursuant to the terms of the proposed amendment to the Trust Agreement, in order to extend the time available for us to consummate our initial business combination, our insiders or their affiliates or designees must deposit $0.15 for each public ordinary share that has not redeemed into the trust account for each three (3) month extension and $0.05 for each public ordinary share that has not redeemed into the trust account for each one (1) month extension from July 8, 2023 to October 8, 2023. The initial extension payment must be made prior to the Current Termination Date, while the future extension payments must be deposited into the trust account no fewer than five calendar days prior to the then existing termination date. The insiders will receive a non-interest bearing, unsecured promissory note equal to the amount of any such deposit that will not be repaid in the event that we are unable to close a business combination unless there are funds available outside the trust account to do so. Such notes would be paid upon consummation of our initial business combination. We intend to issue a press release announcing the deposit of funds promptly after such funds are deposited into the trust account. The complete text of the proposed amendment is attached to this proxy statement as Annex B. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms. We will not effect the Trust Amendment if the redemption of public shares in connection therewith would cause us to have net tangible assets of less than $5,000,001 and we will move to liquidate the trust account and dissolve the Company promptly after the Annual Meeting.

Reasons for the Proposed Trust Amendment

The Company is proposing to amend its Trust Agreement allow the Company to extend its life a total of five (5) times, as follows: (i) two (2) times for an additional three (3) months each time from January 8, 2023 to July 8, 2023, followed by (ii) three (3) times for an additional one (1) month each time from July 8, 2023 to October 8, 2023. Our insiders or their affiliates or designees will elect to exercise each extension on an as-needed basis only.

The Trust Amendment is essential to allow the Company an option to further extend the time to consummate a business combination. Approval of the Trust Amendment is a condition to the implementation of the extension.

If the Trust Amendment proposal is not approved and we have not consummated a business combination by the Current Termination Date, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income, divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under the laws of the British Virgin Islands to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants or rights which will expire worthless in the event we wind up.

Vote Required and Board of Directors’ Recommendation

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s common stock sold in the IPO, excluding the Founder Shares and Private Shares, will be required to approve the Trust Amendment Proposal. Broker non-votes, abstentions or the failure to vote on the Trust Amendment will have the same effect as a vote “AGAINST” the Trust Amendment.

The Board recommends a vote FOR the Trust Amendment.

PROPOSAL 3: ELECTION OF DIRECTORS

Nominees for Director

At the Annual Meeting, five directors are up for re-election, with such directors to serve until the next Annual Meeting of Shareholders and until their respective successors have been elected and has qualified, or until their earlier resignation, removal or death.

If for some unforeseen reason one or more of the nominees is not available as a candidate for director, the proxies may be voted for such other candidate or candidates as may be nominated by the Board.

The following table sets forth the positions and offices presently held with the Company by each nominee, their age as of the Record Date. Proxies not marked to the contrary will be voted in favor of each such nominee’s election.

Name	Age	Position
Eugene Wong	35	Director, Chief Executive Officer, and Chairman
Nicholas Xue-Wei Tan	33	Chief Financial Officer
Robert Morris	34	Independent Director
Yan Xu	40	Independent Director
Leslie Chow	39	Independent Director

Below is a summary of the business experience of each our executive officers and directors:

Eugene Wong.    Mr. Eugene Wong has been our Chief Executive Officer and Chairman of our Board since our inception. Mr. Wong joined Whiz Partners Inc. in May 2013 and is currently the managing director of Whiz Partners Asia and the partner and chief investment officer of the China Hero PJ Fund. Mr. Wong has a wide range of experience both in the financial and gaming industry for over a decade. During his time at Whiz Partners, he became chief investment officer of the China Hero Fund, an incubation program to support Chinese developers to create the next blockbuster console game on the PlayStation platform. China Hero Fund is an exclusive collaboration with Sony Interactive Entertainment, one of the largest console gaming companies in the world. During his time at Whiz Partners Asia, he also personally oversaw the injection of multiple Japanese technology companies in audio middleware, debugging and testing and graphics renderings into the China market to improve the quality of games. Prior to his role at Whiz Partners, he spent two years as a merger and acquisitions analyst at CDC Software Inc. (Nasdaq: CDCS) from August 2009 to May 2011, where he worked closely with the senior management team to conduct financial analysis, due diligence and deal structuring. He then spent one year as an investment analyst at World Bank Group from August 2012 to May 2013, where he gained experience in market analysis and creating valuations to identify favorable investment opportunities. Mr. Wong obtained his Master of Business Administration degree from the MIT Sloan-Tsinghua Program at Tsinghua University in May 2013, and his Bachelor of Arts in Economics degree in University of Chicago in July 2009.

Nicholas Xue-Wei Tan.    Mr. Nicholas Tan has been our Chief Financial Officer since inception. Mr. Tan has had a wide range of experience in management and operating roles in e-commerce, consulting, consumer retail and energy production companies. He has been a partner at East Ocean Capital, an investment holding company focused on consumer, education and healthcare sectors since June 2015. Beginning from February 2018, Mr. Tan is also a director of the board of Zhejiang Jianqiao Energy Co. Ltd, and is responsible for the development of the $150 million seminal crude oil terminal at Ningbo-Zhoushan Port. From January 2016 to January 2018, he was the vice president of China Mall Group, South Africa’s largest group of Chinese malls. He oversaw the launch of the 150,000 square meter Home Africa mall in Johannesburg, South Africa. Prior to this role, he was one of the co-founders of Shopee, one of the most popular e-commerce platforms in Southeast Asia. As the regional operations director of Shopee, he managed the business operations and product development across Thailand, Philippines, Singapore, Taiwan, Malaysia, Vietnam and Indonesia. Shopee was later acquired by Sea Group. Mr. Tan also worked as an associate consultant at Bain & Company, specializing in consumer retail and private equity from January 2013 to April 2015. In 2012, he also served as a policy analyst at the Ministry of Health, PRC, where he advised on nationwide health policies and helped author multiple research papers published in leading medical journals. Mr. Tan obtained his bachelor’s degree in biology at Harvard University.

Robert Morris.    Mr. Morris has served as a Director since our inception. Mr. Morris has had over a decade of experience working in the banking and investment industries with experience in trading convertible bonds. He is currently a portfolio manager at Oasis Management, a private investment fund management company with $1.2 billion of assets under management. From June 2010 to October 2016, he worked at UBS Investment Bank in both London and Hong Kong. He spent the first 2 years in London where he was a convertible bond trader focused in the technology, telecoms, and real estate market. In June 2012, he moved to UBS’s Hong Kong office where he specialized in high yield credit, distressed convertible bonds, and trading special situation convertibles. He also helped advise bankers and capital market groups on looking for optimal solutions to refinance under difficult financial situations. In 2013, he was promoted to be the associate director where he managed risk management, marketing making and proprietary trading in pan-Asian convertible bonds. Mr. Morris graduated from London School of Economics with a Bachelor’s in Economics with 1st class honors in 2009. After which, he obtained his CFA license.

Yan Xu.    Ms. Xu has served as a Director since our inception Ms. Xu has had over 6 years of experience working in the Chinese gaming market and in a variety of industries in the Japanese market. She has also worked closely with top executives in PRC companies. Since February 2014, Ms. Xu has served as the head of the Japanese division for Whiz Partners Asia Ltd where she worked closely with Japanese companies to help identify potential Chinese partners to expand their business operations. She has also been the vice president of the China Hero Fund project, one of the first funds created to support game developers in China since 2016. This project was a collaboration with Sony Interactive Entertainment, one of the largest gaming companies in the world. Throughout the process, she worked closely with Sony to conduct due diligence and screen potential candidates. She was also responsible for post-investment tracking of the funds’ invested projects where she worked closely with co-GP Haikun Capital (a subsidiary of Haiyan Group) to track the financial progress, monitor development, launch milestones etc. Prior to her role, she worked as the assistant to the chief executive officer for Blue Ridge China, where she was responsible for post-investment tracking. Between 2008 to 2011, she worked at SinoCom Software Group Ltd. as secretary to the Third Division and Team Leader of the Translation Department. Ms. Xu also spent 3 years working at Neusoft Group Co. Ltd as secretary of business software division and team leader of translation department. She graduated from Dalian University of Foreign Studies with a Bachelors in Japanese in July 2003, and from Jilin University with a minor in law in July 2005.

Leslie Chow.    Mr. Chow has served as our Director since our inception. Mr. Chow specializes in helping companies based in China and the Asia Pacific region to publicly list in US, Hong Kong and Australia equity markets as well as providing financial consulting services. He has been the co-founder ZHEN, a blockchain app for art authentication since July 2020 and chief financial officer of Phase Scientific International Limited, a biotech startup that specializes in improving performance of point-of-care and lab-based diagnostics since August 2019. He has also been an independent non-executive director for Golden Power Group Holdings (HKex:3919) since July 2015. Prior to these roles, he worked at Takung Art Co., Ltd, first as a consultant and then as chief financial officer where he managed and controlled all financial related activities for the company from August 2015 to August 2019. From April 2009 to August 2015, he was a partner at Albeck Financial Services where he managed the Asia-Pacific office focusing on companies that want to be publicly listed and also offering financial consultation in merger and acquisitions transactions, valuation of financial instruments, financial statements, cross-border equity and GAAP. From 2005-2009, he was a senior auditor at Deloitte & Touche LLP where he facilitated multinational audit engagements in internal control procedures and reporting. He graduated from University of California Santa Barbara with a Bachelor’s in Business Economics with an emphasis in Accounting in 2005. He has also obtained his CPA license and passed the CFA level 2 examination.

We believe with their vast experience and complementary skillsets, our officers and directors are well qualified to serve as members of our board.

Term of Office

If elected, the director-nominees will serve for a one-year term until the next Annual Meeting of Shareholders and until their respective successors have been elected and has qualified, or until their earlier resignation, removal or death.

Vote Required and Board of Directors’ Recommendation

The nominees receiving a majority of the shares present in person or by proxy will be elected to the Board of Directors. If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares on this proposal, unless you direct the holder how to vote, by marking your proxy card. For purposes of the election of directors, abstentions will count as a vote against each of the directors and broker non-votes will have no effect on the result of the vote.

The Board recommends a vote FOR the election of all of the above director nominees.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

In November 2020, the Company issued 1,000 shares for a purchase price of $1.00, or approximately $0.001 per share. In December 2020, the Company issued another 1,149,000 ordinary shares, resulting in an aggregate of 1,150,000 ordinary shares outstanding to the sponsor and our directors and officers, which we refer to throughout this report as the “insider shares,” for an aggregate purchase price of $24,999, or approximately $0.022 per share.

Simultaneously with the closing of the IPO, the Company consummated the private placement with certain of its initial shareholders of 304,000 units at a price of $10.00 per private unit, generating total proceeds of $3,040,000. The Private Units are identical to the Units sold in the IPO, except that the warrants underlying the Private Units will be non-redeemable and may be exercised on a cashless basis, in each case so long as they continue to be held by the initial purchasers or their permitted transferees.

In order to meet our working capital needs following the consummation of the IPO, our initial shareholders, officers and directors and their respective affiliates may, but are not obligated to, loan us funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. Each loan would be evidenced by a promissory note. The notes would either be paid upon consummation of our initial business combination, without interest, or, at the lender’s discretion, up to $600,000 of the notes may be converted upon consummation of our business combination into private units at a price of $10.00 per unit (which, for example, would result in the holders being issued units to acquire 60,000 ordinary shares and warrants to purchase 60,000 ordinary shares if $600,000 of notes were so converted). Our shareholders have approved the issuance of the units and underlying securities upon conversion of such notes, to the extent the holder wishes to so convert them at the time of the consummation of our initial business combination. If we do not complete a business combination, the loans would be repaid out of funds not held in the trust account, and only to the extent available.

In addition, on each of April 8, 2022, July 6, 2022 and September 28, 2022, the Company issued an unsecured promissory note in an amount of $455,400 to Ace Global Investment Limited (the “Sponsor”), pursuant to which such amount had been deposited into the Trust Account in order to extend the amount of available time to complete a business combination until January 8, 2023. The Note is non-interest bearing and are payable upon the closing of a business combination. The Notes are non-interest bearing and is payable upon the closing of a business combination. In addition, the Note may be converted, at the lender’s discretion, into additional Private Units at a price of $10.00 per unit.

All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions, including the payment of any compensation, will require prior approval by a majority of our uninterested “independent” directors (to the extent we have any) or the members of our board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our disinterested “independent” directors (or, if there are no “independent” directors, our disinterested directors) determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties.

Procedures for Approval of Related Party Transactions

Our Code of Ethics requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the board of directors (or the audit committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our ordinary shares, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

We also require each of our directors and executive officers to annually complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

Our audit committee, pursuant to its written charter, will be responsible for reviewing and approving related-party transactions to the extent we enter into such transactions. All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions will require prior approval by our audit committee and a majority of our uninterested “independent” directors, or the members of our board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our audit committee and a majority of our disinterested “independent” directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties. Additionally, we require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize potential conflicts of interest, we have agreed not to consummate a business combination with an entity which is affiliated with any of our initial shareholders unless we obtain an opinion from an independent investment banking firm that the business combination is fair to our unaffiliated shareholders from a financial point of view. Furthermore, in no event will any of our existing officers, directors or initial shareholders, or any entity with which they are affiliated, be paid any finder’s fee, consulting fee or other compensation prior to, or for any services they render in order to effectuate, the consummation of a business combination.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and ten percent shareholders are required by regulation to furnish us with copies of all Section 16(a) forms they file. We believe that, during the year ended December 31, 2021, all filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with.

DIRECTOR INDEPENDENCE

The Company currently has three (3) independent directors: Robert Morris, Yan Xu and Leslie Chow. Each is independent under the Nasdaq Marketplace Rules.

Board Leadership Structure and Role in Risk Oversight

The Company’s management is responsible for identifying, assessing and managing the material risks facing the business. The Board and, in particular, the Audit Committee, is responsible for overseeing the Company’s processes for assessing and managing risk. Each of the Chief Executive Officer and Chief Financial Officer, with input as appropriate from other appropriate management members, report and provide relevant information directly to either the Board and/or the Audit Committee on various types of identified material financial, reputational, legal, operational, environmental and business risks to which the Company is or may be subject, as well as mitigation strategies for certain salient risks. In accordance with NASDAQ Capital Market requirements and as set forth in its charter, the Audit Committee periodically reviews and discusses the Company’s business and financial risk management and risk assessment policies and procedures with senior management, the Company’s independent auditor. The Audit Committee reports its risk assessment function to the Board. The roles of the Board and the Audit Committee in the risk oversight process have not affected the Board leadership structure.

The Board of Directors did not hold any meetings during the year ended December 31, 2021, but instead conducted business by written consent. The Audit Committee, Compensation Committee and Nominating Committee each held one (1) meeting during the year ended December 31, 2021.

Audit Committee

We established an Audit Committee of the board of directors at the closing of our initial public offering, which consists of Robert Morris, Yan Xu and Leslie Chow, each of whom is an independent director. Leslie Chow serves as chairman of the Audit Committee. The Audit Committee’s duties, which are specified in our Audit Committee Charter, include, but are not limited to:

•        reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our Form 10-K;

•        discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

•        discussing with management major risk assessment and risk management policies;

•        monitoring the independence of the independent auditor;

•        verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•        reviewing and approving all related-party transactions;

•        inquiring and discussing with management our compliance with applicable laws and regulations;

•        pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

•        appointing or replacing the independent auditor;

•        determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•        establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

•        approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

Financial Expert on Audit Committee

The Audit Committee will at all times be composed exclusively of “independent directors” who are “financially literate” as defined under the Nasdaq listing standards. The Nasdaq listing standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.

In addition, we must certify to Nasdaq that the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. The board of directors has determined that Leslie Chow qualifies as an “Audit Committee financial expert,” as defined under rules and regulations of the SEC.

Compensation Committee

We established a Compensation Committee of the board of directors at the closing of our initial public offering consisting of Robert Morris, Yan Xu and Leslie Chow, each of whom is an independent director. Yan Xu serves as chairman of the Compensation Committee. We adopted a Compensation Committee charter, which details the principal functions of the Compensation Committee, including:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our President and Chief Executive Officer’s compensation, evaluating our President and Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our President and Chief Executive Officer based on such evaluation;

•        reviewing and approving the compensation of all of our other executive officers;

•        reviewing our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

•        producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the Compensation Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the Compensation Committee will consider the independence of each such adviser, including the factors required by NASDAQ and the SEC.

Nominating Committee

We established a Nominating Committee of the board of directors at the closing of our initial public offering consisting of Robert Morris, Yan Xu and Leslie Chow, each of whom is an independent director. Robert Morris serves as chairman of the Nominating Committee. The Nominating Committee is responsible for overseeing the selection of persons to be nominated to serve on our board of directors. The Nominating Committee considers persons identified by its members, management, shareholders, investment bankers and others. The guidelines for selecting nominees, which are specified in the Nominating Committee Charter, generally provide that the persons to be nominated:

•        should have demonstrated notable or significant achievements in business, education or public service;

•        should possess the requisite intelligence, education and experience to make a significant contribution to the board of directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

•        should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the shareholders.

Shareholders who wish to recommend individuals for consideration by the Nominating Committee to become nominees for election to the Board at our next Annual Meeting of Shareholders may do so by submitting a written recommendation to the Nominating Committee, Ace Global Business Acquisition Limited, Room 806, 8/F, Tower 2, Lippo Centre, 89 Queensway, Admiralty, Hong Kong; Attention: Chief Executive Officer, in accordance with the procedures set forth below in this proxy statement under the heading “Shareholder Proposals.” For nominees for election to the Board proposed by shareholders to be considered, the following information concerning each nominee must be timely submitted in accordance with the required procedures:

•        The candidate’s name, age, business address, residence address, principal occupation or employment, the class and number of shares of our capital stock the candidate beneficially owns, a brief description of any direct or indirect relationships with us, and the other information that would be required in a proxy statement soliciting proxies for the election of the candidate as a director;

•        A signed consent of the nominee to being named as a nominee, to cooperate with reasonable background checks and personal interviews and to serve as a director, if elected; and

•        As to the shareholder proposing such nominee, that shareholder’s name and address, the class and number of shares of our capital stock the shareholder beneficially owns, a description of all arrangements or understandings between the shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made, a list of all other companies to which the shareholder has recommended the candidate for election as a director in that fiscal year, and a representation that the shareholder intends to appear in person or by proxy at the meeting to nominate the person named in its notice.

SHAREHOLDER COMMUNICATIONS

Shareholders who wish to communicate with the Board or with specified members of the Board should do so by sending any communication to Ace Global Business Acquisition Limited, Room 806, 8/F, Tower 2, Lippo Centre, 89 Queensway, Admiralty, Hong Kong; Attention: Chief Executive Officer.

Any such communication should state the number of shares beneficially owned by the shareholder making the communication. Our Secretary will forward such communication to the full Board or to any individual member or members of the Board to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

CODE OF ETHICS

We adopted a code of conduct and ethics applicable to our directors, officers and employees in accordance with applicable federal securities laws. The code of ethics codifies the business and ethical principles that govern all aspects of our business.

EXECUTIVE OFFICERS AND DIRECTOR COMPENSATION

Employment Agreements

We have not entered into any employment agreements with our executive officers, and have not made any agreements to provide benefits upon termination of employment.

Executive Officer and Director Compensation

No executive officer has received any cash compensation for services rendered to us. No compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing shareholders, including our directors, or any of their respective affiliates, prior to, or for any services they render in order to effectuate, the consummation of a business combination. However, such individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. There is no limit on the amount of these out-of-pocket expenses and there will be no review of the reasonableness of the expenses by anyone other than our board of directors and audit committee, which includes persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee, on behalf of the Board, serves as an independent and objective party to monitor and provide general oversight of the integrity of our financial statements, our independent registered public accounting firm’s qualifications and independence, the performance of our independent registered public accounting firm, our compliance with legal and regulatory requirements and our standards of business conduct. The Audit Committee performs these oversight responsibilities in accordance with its Audit Committee Charter.

Our management is responsible for preparing our financial statements and our financial reporting process. Our independent registered public accounting firm is responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles in the United States of America. The Audit Committee met with our independent registered public accounting firm, with and without management present, to discuss the results of their examinations and the overall quality of our financial reporting.

In this context, the Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2021 with management and with our independent registered public accounting firm. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communications with Audit Committees), which includes, among other items, matters related to the conduct of the audit of our annual financial statements.

The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding such independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence from us and our management. In addition, the Audit Committee has considered whether the provision of non-audit services by our independent registered public accounting firm in 2021 was compatible with maintaining our registered public accounting firm’s independence and has concluded that it was.

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2021.

Respectfully submitted by the Audit Committee,

Robert Morris, Yan Xu and Leslie Chow

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

ACCOUNTANT FEES AND SERVICES

On October 5, 2020, the Audit Committee approved the dismissal of Friedman LLP as our independent registered public accounting firm, and the engagement of Marcum LLP (“Marcum”) as our new independent registered public accounting firm effective October 5, 2022.

The following is a summary of fees paid or to be paid to Friedman LLP, or Friedman, for services rendered.

Audit Fees.    Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Friedman in connection with regulatory filings. The aggregate fees billed by Friedman for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the year ended December 31, 2021 and for the period from November 2, 2020 (inception) through December 31, 2020 totaled approximately $66,000 and $50,000, respectively. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees.    Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We did not pay Friedman for consultations concerning financial accounting and reporting standards for the year ended December 31, 2021 and for the period from November 2, 2020 (inception) through December 31, 2020.

Tax Fees.    We did not pay Friedman for tax planning and tax advice for the year ended December 31, 2021 and for the period from November 2, 2020 (inception) through December 31, 2020.

All Other Fees.    We did not pay Friedman for other services for the year ended December 31, 2021 and for the period from November 2, 2020 (inception) through December 31, 2020.

Pre-Approval Policy

Our audit committee was formed upon the consummation of our Initial Public Offering. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our board of directors. All services subsequent to the formation of the audit committee have been approved by the audit committee.

SHAREHOLDER PROPOSALS

Shareholders who wish to present proposals for inclusion in the Company’s proxy materials for the next Annual Meeting of Shareholders may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended. To be eligible, the shareholder proposals must be received by us at our principal executive office on or before June 1, 2023. Under SEC rules, you must have continuously held for at least one year prior to the submission of the proposal (and continue to hold through the date of the meeting) at least $2,000 in market value, or 1%, of our outstanding stock in order to submit a proposal which you seek to have included in the Company’s proxy materials. We may, subject to SEC review and guidelines, decline to include any proposal in our proxy materials.

Shareholders who wish to make a proposal at the next Annual Meeting, other than one that will be included in our proxy materials, must notify us no later than June 1, 2023. If a shareholder who wishes to present a proposal fails to notify us by June 1, 2023, the proxies that management solicits for the meeting will confer discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting.

OTHER BUSINESS

While the accompanying Notice of Annual Meeting of Shareholders provides for the transaction of such other business as may properly come before the Annual Meeting, the Company has no knowledge of any matters to be presented at the Annual Meeting other than those listed as Proposals 1, 2, and 3, in the notice. However, the enclosed Proxy gives discretionary authority in the event that any other matters should be presented.

ANNUAL REPORT

Upon written request to Secretary, Ace Global Business Acquisition Limited, Room 806, 8/F , Tower 2, Lippo Centre, 89 Queensway, Admiralty, Hong Kong, we will provide without charge to each person requesting a copy of our 2021 Annual Report, including the financial statements filed therewith. We will furnish a requesting shareholder with any exhibit not contained therein upon specific request.

By Order of the Board of Directors.

Eugene Wong Chief Executive Officer and Chairman of the Board

Hong Kong
December [•], 2022

Annex A

TERRITORY OF THE BRITISH VIRGIN ISLANDS
THE BVI BUSINESS COMPANIES ACT, 2004
(the “Act”)
MEMORANDUM OF ASSOCIATION
OF
Ace Global Business Acquisition Limited
(the “Company”)

1.           NAME

The name of the Company is Ace Global Business Acquisition Limited.

2.           COMPANY LIMITED BY SHARES

The Company is a company limited by shares. The liability of each member is limited to:

(i)          the amount from time to time unpaid on such member’s shares;

(ii)         any liability expressly provided for in the Memorandum or the Articles; and

(iii)        any liability to repay a distribution pursuant to section 58(1) of the Act.

3.           REGISTERED OFFICE

The first registered office of the Company was situate at Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG1110 British Virgin Islands. Thereafter, the registered office may be situated at such other place as the directors or members may from time to time determine. The current registered office of the Company is situated at, Clarence Thomas Building, Road Town, Tortola, VG1110, British Virgin Islands.

4.           REGISTERED AGENT

The first registered agent of the Company was Vistra (BVI) Limited of Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG1110, British Virgin Islands. Thereafter, the directors or members may from time to time change the Registered Agent. The current registered agent is FH Corporate Services Ltd. of P.O. Box 4649, Road Town, Tortola, VG1110, British Virgin Islands.

5.           GENERAL OBJECTS AND POWERS

Subject to Regulation 6 below, the Company shall have full power and authority to carry out any object not prohibited by the Act as amended from time to time, or any other law of the British Virgin Islands.

6.           AUTHORISED SHARES

6.1.         The Company is authorised to issue a maximum of 100,000,000 shares of one class with a par value of US$0.001.

6.2.         The directors or members may from time to time increase or reduce the maximum number of shares the Company is authorised to issue, by amendment to this Memorandum in accordance with the provisions below.

7.           SHARE RIGHTS

7.1.        Each share in the Company confers on the holder:

(i)          the right to one vote on any Resolution of the Members;

(ii)         the right to an equal share in any dividend paid by the Company in accordance with the Act; and

(iii)        the right to an equal share in the distribution of the surplus assets of the Company.

7.2.         The Company may redeem, purchase or otherwise acquire all or any of the Shares subject to Regulation 6 of the Articles.

Annex A-1

8.           VARIATION OF RIGHTS

If at any time the shares are divided into different classes, the rights attached to any class may only be varied, whether or not the Company is in liquidation, with the consent in writing of the holders of not less than 50% of the issued shares of that class and the holders of not less than 50% of the issued shares of any other class of shares which may be affected by such variation.

9.           RIGHTS NOT VARIED BY THE ISSUE OF SHARES PARI PASSU

The rights conferred upon the holders of the shares of any class shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith.

10.         REGISTERED SHARES ONLY

Shares in the Company may only be issued as registered shares and the Company is not authorised to issue bearer shares. Registered shares may not be exchanged for bearer shares or converted to bearer shares.

11.         AMENDMENTS TO MEMORANDUM AND ARTICLES

The Company may, by Resolution of Directors or Resolution of Members, amend the Memorandum and Articles, save that no amendment may be made by a Resolution of Directors:

(i)          to restrict the rights or powers of the voting members to amend the Memorandum or Articles;

(ii)         to change the percentage of voting members required to pass a resolution to amend the Memorandum or Articles; or

(iii)        in circumstances where the Memorandum or Articles may only be amended by the voting members.

12.         INTERPRETATION

In the Memorandum and Articles the following defined terms will have the meanings ascribed to them, if not inconsistent with the subject or context:

“Act”	means the BVI Business Companies Act, 2004;
“Articles”	means the Company’s articles of association as attached to this Memorandum, as amended and/or restated from time to time;
“Auditor”	means the person for the time being performing the duties of auditor of the Company (if any);
“Business Combination”

means a merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination, with one or more businesses or entities (the “target business”), which Business Combination must occur with one or more target businesses that together have an aggregate fair market value of at least 80% of the assets held in the Company’s trust account (excluding the deferred underwriting commissions and taxes payable on the income earned on the trust account) at the time of the agreement to enter into the Business Combination unless the Company is not then listed on the Designated Stock Exchange at the time of such Business Combination in which case the Company will not be required to comply with the 80% fair market value requirement;

“Designated Stock Exchange”

means any national securities exchange in the United States of America on which Public Shares of the Company may be listed for trading, including the NASDAQ Stock Market LLC, the NYSE MKT LLC or The New York Stock Exchange LLC;

“Directors”	means the directors for the time being of the Company;
“electronic facilities”

includes without limitation, website addresses and conference call systems, virtual conferencing and any device, system, procedure, method or any other facility whatsoever providing an electronic means of attendance at or participation in (or both) at a meeting of the members;

Annex A-2

“FINRA”	means the Financial Industry Regulatory Authority of the United States of America;
“IPO”	means the Company’s initial public offering of securities;
“Member”	means a Shareholder;
“Memorandum”	means this, the Company’s memorandum of association, as amended and/or restated from time to time;
“Person”	includes individuals, corporations, trusts, the estates of deceased individuals, partnerships and unincorporated associations of persons;
“Register of Directors”	means the register of directors of the Company required to be kept pursuant to the Act;
“Register of Members”	means the register of members of the Company required to be kept pursuant to the Act;
“Registered Agent”	means the Company’s registered agent, from time to time;
“Registrar”	means the Registrar of Corporate Affairs appointed under section 229 of the Act;
“Registration Statement”	means the Company’s registration statement on Form S-1 filed with the SEC in connection with the IPO;
“Relevant System”	means a system utilised for the purposes of holding and transferring shares of the Company;
“Resolution of Directors”	means a resolution of the directors passed either at a meeting of directors, or by way of a written resolution, in either case in accordance with the provisions of the Articles;
“Resolution of Members”	means a resolution of the members passed either at a meeting of members, or by way of a written resolution, in either case in accordance with the provisions of the Articles;
“SEC”	means the United States Securities and Exchange Commission;
“Securities”	means shares and debt obligations of every kind of the Company, and including without limitation options, warrants and rights to acquire Shares or debt obligations;
“Shareholder”	means a Person whose name is entered in the register of members as the holder of one or more Shares or fractional Shares;
“Treasury Share”	means a Share that was previously issued but was repurchased, redeemed or otherwise acquired by the Company and not cancelled.

12.1.      In the Memorandum and Articles:

(1)         reference to a provision of law is a reference to that provision as extended, applied, amended or re-enacted and includes any subordinate legislation;

(2)         the headings are for convenience only and shall not affect the construction of the Memorandum or Articles;

(3)         words and expressions defined in the Act shall have the same meaning and, unless otherwise required by the context, the singular shall include the plural and vice versa, the masculine shall include the feminine and the neuter and references to persons shall include corporations and all entities capable of having a legal existence;

(4)         reference to a thing being “written” or “in writing” includes all forms of writing, including all electronic records which satisfy the requirements of the Electronic Transactions Act, 2001;

(5)         reference to a thing being “signed” or to a person’s “signature” shall include reference to an electronic signature which satisfies the requirements of the Electronic Transactions Act, 2001, and reference to the Company’s “seal” shall include reference to an electronic seal which satisfies the Electronic Transactions Act, 2001.

Annex A-3

NAME, ADDRESS AND DESCRIPTION OF INCORPORATOR

We, Vistra (BVI) Limited, of Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG1110, British Virgin Islands for the purposes of incorporating a BVI Business Company under the laws of the British Virgin Islands hereby sign this Memorandum of Association the 2nd Day of November 2020.

Incorporator

_______________________________

(Sd.) Rexella D. Hodge
Authorised Signatory
Vistra (BVI) Limited

Annex A-4

TERRITORY OF THE BRITISH VIRGIN ISLANDS
THE BVI BUSINESS COMPANIES ACT, 2004
(the “Act”)
ARTICLES OF ASSOCIATION
OF
Ace Global Business Acquisition Limited
(the “Company”)

1.           SHARE CERTIFICATES

1.1.        Form of Share Certificate

Each share certificate issued by the Company shall be signed by a director of the Company or under the common seal of the Company (which the Registered Agent is authorised to affix to such certificate) with or without the signature of a director or officer of the Company or by such other person who has been duly authorised by a Resolution of Directors.

1.2.        Member Entitled to Certificate

The directors shall determine whether and in what circumstances share certificates and certificates in respect of any other security issued by the Company shall be issued. Each member is entitled, without charge, to one share certificate representing the shares of each class or series of shares registered in the member’s name, provided that in respect of a share held jointly by several persons, the Company is not bound to issue more than one share certificate and delivery of a share certificate to one of several joint members or to one of the members’ duly authorised agents will be sufficient delivery to all.

1.3.        Replacement of Worn Out or Defaced Certificate

If the directors are satisfied that a share certificate is worn out or defaced, they shall, on production to them of the share certificate and on such other terms, if any, as they think fit:

(1)         order the share certificate to be cancelled; and

(2)         issue a replacement share certificate.

1.4.        Replacement of Lost, Stolen or Destroyed Certificate

If the directors receive proof satisfactory to them that a share certificate is lost, stolen or destroyed, a replacement share certificate shall be issued to the person entitled to that share certificate upon request and the receipt by the directors of such indemnity as they may reasonably require.

1.5.        Recognition of Trusts

Except as required by law, and notwithstanding that a share certificate may refer to a member holding shares “as trustee” or similar expression, no person shall be recognised by the Company as holding any share upon any trust, and the Company shall not be bound by or compelled in any way to recognise (even when having notice thereof) any equitable, contingent, future or partial interest in any share or any interest in any fractional part of a share or (except as required by law or these Articles) any other rights in respect of any share except an absolute right to the entirety thereof in the member.

2.           ISSUE OF SHARES

2.1.        Directors Authorised

Subject to the Act, the provisions, if any, in the Memorandum (and to any direction that may be given by the Company in general meeting) and, where applicable, the rules of the Designated Stock Exchange and/or any competent regulatory authority and the rights of the holders of issued shares of the Company, the Company may issue, allot, sell or otherwise dispose of the unissued shares, and any issued shares held by the Company, at the times, to the persons, including directors, in the manner, on the terms and conditions and for the issue prices (including any premium at which shares with par value may be issued) that the directors may determine. The issue price for a share with par value must be equal to or greater than the par value of the share.

Annex A-5

2.2.        Non Cash Consideration

The consideration for the issue of shares of the Company may take any form acceptable to the directors, including money, a promissory note, or other written obligation to contribute money or property, real property, personal property (including goodwill and know-how), services rendered or a contract for future services. Before issuing shares for a consideration other than money, the directors shall pass a Resolution of Directors stating:

(1)         the amount to be credited for the issue of the shares;

(2)         that, in their opinion, the present cash value of the non-money consideration and the money consideration, if any for the issue is not less than the amount to be credited for the issue of shares.

2.3.        Brokerage

The Company may pay such brokerage fee or other consideration as may be lawful for or in connection with the sale or placement of its securities.

2.4.        Share Purchase Warrants and Rights

Subject to the Act, the Company may issue share purchase warrants, options and rights upon such terms and conditions as the directors determine, which share purchase warrants, options and rights may be issued alone or in conjunction with debentures, debenture stock, bonds, shares or any other securities issued or created by the Company from time to time.

3.           REGISTER OF MEMBERS

The Directors shall keep, or cause to be kept, the original Register of Members at such place as the Directors may from time to time determine and, in the absence of any such determination, the original Register of Members shall be kept either at the office of the Registered Agent or the office of the Company’s transfer agent. The entry in the Register of Members of a person as the holder of shares shall be prima facie evidence of the title of the member to those shares.

4.           SHARE TRANSFERS

4.1.        Registering Transfers

Shares in the Company shall be transferred by a written instrument of transfer sent to the Company, signed by the transferor and containing the name and address of the transferee. The instrument of transfer shall also be signed by the transferee if registration as a holder of the shares imposes a liability to the Company on the transferee. The transfer of a registered share is effective when the name of the transferee is entered in the Register of Members. Notwithstanding any other provisions of the Memorandum and Articles, shares in the Company may be transferred by means of a Relevant System and the operator of the Relevant System (and any other person necessary to ensure the Relevant System is effective to transfer shares) shall act as agent of the members for the purposes of the transfer of any shares transferred by means of the Relevant System.

4.2.        Refusal to Recognise a Transfer

Subject to the Memorandum, these Articles and the Act, the Company shall, on receipt of an instrument of transfer, enter the name of the transferee of the share in the Register of Members unless the directors resolve to refuse or delay the registration of the transfer in which case the directors’ reasons to refuse or delay registration shall be specified by resolution. Where the directors pass such a resolution, the Company shall send to the transferor and the transferee a notice of the refusal or delay.

5.           TRANSMISSION OF SHARES

5.1.        Executors, Administrators, Guardians and Trustees

Subject to the Act, the executor or administrator of a deceased member, the guardian of an incompetent member or the trustee of a bankrupt member shall be the only person recognised by the Company as having any title to his share but they shall not be entitled to exercise any rights as a member of the Company until the Company has received the notice required hereunder.

Annex A-6

5.2.        Evidence of Entitlement

The production to the Company of any document which is evidence of a grant of probate of the will, or grant of letters of administration of the estate, or confirmation of the appointment of an executor (or analogous position in the relevant jurisdiction) of a deceased member, or of the appointment of a guardian (or analogous position in the relevant jurisdiction) of an incompetent member, or the appointment of a trustee (or analogous position in the relevant jurisdiction) of a bankrupt member, or any other reasonable evidence of the applicant’s legal and/or beneficial ownership of shares, shall be accepted by the Company even if the deceased, incompetent or bankrupt member is domiciled outside the British Virgin Islands if the document is issued by a foreign court which had competent jurisdiction in the matter. For the purposes of establishing whether or not a foreign court had competent jurisdiction in such a matter the directors may obtain appropriate legal advice. The directors may also require an indemnity to be given by the executor, administrator, guardian or trustee in bankruptcy.

5.3.        Sole Member

Subject to the Act in the event of the death, incompetence or bankruptcy of any member or members of the Company as a consequence of which the Company no longer has any directors or members, then upon production of the documentation required in these Articles for transmission of shares and such other documentation which is reasonable evidence of the applicant being entitled to:

(1)         a grant of probate of the deceased’s will, or grant of letters of administration of the deceased’s estate, or confirmation of the appointment as executor or administrator (as the case may be, or analogous position in the relevant jurisdiction), of a deceased member’s estate;

(2)         the appointment of a guardian (or analogous position in the relevant jurisdiction) of an incompetent member;

(3)         the appointment as trustee (or analogous position in the relevant jurisdiction) of a bankrupt member; or

(4)         upon production of any other reasonable evidence of the applicant’s beneficial ownership of, or entitlement to the shares,

to the Registered Agent together with (if requested by the Registered Agent) a notarised copy of the share certificate(s) of the deceased, incompetent or bankrupt member, an indemnity in favour of the Registered Agent and/or appropriate legal advice in respect of any document issued by a foreign court, then the administrator, executor, guardian or trustee in bankruptcy (as the case may be) notwithstanding that their name has not been entered into the Register of Members, may upon receipt of a written resolution of the applicant, endorsed with written approval of the Registered Agent, be appointed as a director and/or entered in the Register of Members as the legal and/or beneficial owner of the shares.

5.4.        Application Deemed to be Transfer

Any person becoming entitled by operation of law or otherwise to a share or shares in consequence of the death, incompetence or bankruptcy of any member may be registered as a member upon such evidence being produced as may reasonably be required by the directors. An application by any such person to be registered as a member shall for all purposes be deemed to be a transfer of shares of the deceased, incompetent or bankrupt member and the directors shall treat it as such.

5.5.        Alternate Holder

Any person who has become entitled to a share or shares in consequence of the death, incompetence or bankruptcy of any member may, instead of being registered himself, request in writing that some person to be named by him be registered as the transferee of such share or shares and such request shall likewise be treated as if it were a transfer.

Annex A-7

5.6.        Competence

What amounts to incompetence on the part of a person is a matter to be determined by the court having regard to all the relevant evidence and the circumstances of the case.

6.           ACQUISITION OF OWN SHARES

6.1.        The directors may, on behalf of the Company, subject to the written consent of all the members whose shares are to be purchased, redeemed or otherwise acquired, purchase, redeem or otherwise acquire any of the Company’s own shares for such consideration as the directors consider fit, and either cancel or hold such shares as treasury shares. Shares may be purchased or otherwise acquired in exchange for newly issued shares in the Company.

6.2.        The Company may acquire its own fully paid share or shares for no consideration by way of surrender of the share or shares to the Company by the Shareholder holding the share or shares. Any surrender of a share or shares under this Article shall be in writing and signed by the Shareholder.

6.3.        On any redemption of a share in accordance with these Articles the directors shall have the power to divide in specie the whole or any part of the assets of the Company and appropriate such assets in satisfaction or part satisfaction of the redemption price.

6.4.        Sections 60 and 61 of the Act shall not apply to the Company.

7.           TREASURY SHARES

7.1.        Shares may only be held as treasury shares by the Company to the extent that the number of treasury shares does not exceed 50% of the shares of that class previously issued by the Company, excluding shares that have been cancelled.

7.2.        The directors may dispose of any shares held as treasury shares on such terms and conditions as they may from time to time determine.

7.3.        Where and for so long as shares are held by the Company as treasury shares, all rights and obligations attaching to such shares are suspended and shall not be exercised by or against the Company.

8.           FORFEITURE OF SHARES

The Company may, at any time after the due date for payment, serve on a member who has not paid in full for shares registered in the name of that member, a written notice of call (“Notice of Call”) specifying a date for payment to be made. The Notice of Call shall name a further date not earlier than the expiration of 14 days from the date of service of the Notice of Call on or before which the payment required by the Notice of Call is to be made and shall contain a statement that in the event of non-payment at or before the time named in the Notice of Call the shares, or any of them, in respect of which payment is not made will be liable to be forfeited.

Where a written Notice of Call has been issued and the requirements of the Notice of Call have not been complied with, the directors may, at any time before tender of payment, forfeit and cancel the shares to which the Notice of Call relates. The Company is under no obligation to refund any monies to the member whose shares have been cancelled pursuant to this Article and that member shall be discharged from any further obligation to the Company.

Where insiders shares (as the term is used in the Registration Statement) are forfeited such forfeit shall be effected as a surrender of the shares to the Company for no consideration.

9.           MEETINGS OF MEMBERS

9.1.        Calling of Meetings of Members

The directors may call a meeting of members at such times and in such manner and location as the directors consider necessary or desirable and they shall call such a meeting upon the written request of members entitled to exercise at least thirty (30) percent of the voting rights in respect of the matter for which the meeting is requested.

Annex A-8

For the purpose of determining the members entitled to notice of, or to vote at any meeting of members or any adjournment thereof, or members entitled to receive payment of any dividend or other distribution, or in order to make a determination of members for any other purpose, the directors may, after any applicable notice has been given by advertisement in an appointed newspaper or any other newspaper or by any other means in accordance with the requirements of the Designated Stock Exchange, provide that the register of members shall be closed for transfers for a stated period which shall not in any case exceed forty days.

In lieu of, or apart from, closing the register of members, the directors may fix in advance or arrears a date as the record date for any such determination of members entitled to notice of, or to vote at any meeting of the members or any adjournment thereof, or for the purpose of determining the members entitled to receive payment of any dividend or other distribution, or in order to make a determination of members for any other purpose.

If the register of members is not so closed and no record date is fixed for the determination of members entitled to notice of, or to vote at, a meeting of members or members entitled to receive payment of a dividend or other distribution, the date on which notice of the meeting is sent or the date on which the resolution of the directors resolving to pay such dividend or other distribution is passed, as the case may be, shall be the record date for such determination of members. When a determination of members entitled to vote at any meeting of members has been made as provided in this Regulation, such determination shall apply to any adjournment thereof.

9.2.        Notice for Meetings

The Company shall provide a minimum of ten (10) days notice specifying at least the date, time, location and general nature of the business of any meeting of members to each member entitled to attend the meeting and to each director of the Company.

9.3.        Record Date for Notice

The record date for the purpose of determining members entitled to notice of any meeting of members shall be 5 p.m. on the day on which the notice is sent or, if no notice is sent, the beginning of the meeting.

9.4.        Record Date for Voting

The directors may set a date as the record date for the purpose of determining members entitled to vote at any meeting of members. The record date must not precede the date on which the meeting is to be held by more than one month. If no record date is set, the record date is 5 p.m. on the date on which the notice is sent or, if no notice is sent, the beginning of the meeting.

9.5.        Waiver of Notice

Notwithstanding Article 9.2, a meeting of members held in contravention of the requirement to give notice is valid if members holding a ninety (90) percent majority of:

(1)         the total voting rights on all the matters to be considered at the meeting; or

(2)         the votes of each class or series of shares where members are entitled to vote thereon as a class or series,

have waived notice of the meeting and, for this purpose, the presence of a member at the meeting shall be deemed to constitute waiver on his part (unless such member objects in writing before or at the meeting).

9.6.        Failure to Give Notice

The inadvertent failure to give notice of a meeting to a member or the fact that a member has not received a notice that has been properly given, shall not invalidate the meeting.

Annex A-9

10.         PROCEEDINGS AT MEETINGS OF MEMBERS

10.1.      Requirement of Quorum

No business, other than the election of a chair of the meeting and the adjournment of the meeting, may be transacted at any meeting of members unless a quorum of members entitled to vote is present at the commencement of the meeting, but such quorum need not be present throughout the meeting.

10.2.      Quorum

The quorum for the transaction of business at a meeting of members shall consist of the holder or holders present in person or by proxy entitled to exercise at least fifty (50) percent of the voting rights of shares of each class or series of shares entitled to vote as a class or series thereon and the same proportion of the votes of the remaining shares entitled to vote thereon. A member shall be deemed to be present at a meeting of members if:

(1)         he or his proxy participates by telephone or other electronic means; and

(2)         all members and proxies participating in the meeting are able to hear each other.

10.3.      Lack of Quorum

If, within half an hour from the time set for the holding of a meeting of members, a quorum is not present, the meeting shall be dissolved.

10.4.      Other Persons May Attend

The directors, the president (if any), the secretary (if any), any lawyer for the Company, and any other persons invited by the directors are entitled to attend any meeting of members, but if any of those persons does attend a meeting of members, that person is not to be counted in the quorum and is not entitled to vote at the meeting unless that person is a member or proxy holder entitled to vote at the meeting.

10.5.      Chairman

The following individual is entitled to preside as chairman at a meeting of members (the “Chairman”):

(1)         the chair of the board, if any; or

(2)         if the chair of the board is absent or unwilling to act as chair of the meeting, the president, if any.

10.6.      Selection of Alternate Chairman

If, at any meeting of members, there is no chair of the board or president present within 15 minutes after the time set for holding the meeting, or if the chair of the board and the president are unwilling to act as Chairman, or if the chair of the board and the president have advised the secretary, if any, or any director present at the meeting, that they will not be present at the meeting, the directors present may choose one of their number to be Chairman or if all of the directors present decline to take the chair or fail to so choose or if no director is present, the members entitled to vote at the meeting who are present in person or by proxy may choose any person present at the meeting to chair the meeting.

10.7.      Adjournments

The Chairman may, and if so directed by the meeting by Resolution of Members shall, adjourn the meeting from time to time and from place to place, but no business may be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

10.8.      Notice of Adjourned Meeting

It is not necessary to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting of members except that, when a meeting is adjourned for 30 days or more, notice of the adjourned meeting must be given as in the case of the original meeting.

Annex A-10

10.9.      Decisions by Show of Hands or Poll

Subject to the Act, a resolution put to the vote of the meeting shall be decided on a show of hands unless a poll is (before or on the declaration of the result of the show of hands) demanded:

(1)         by the Chairman; or

(2)         by any member or members present in person or by proxy and holding in aggregate not less than one tenth of the total voting shares issued and entitled to vote on the resolution.

10.10.    Declaration of Result

Unless a poll is demanded, a declaration by the Chairman that a resolution has, on a show of hands, been carried, or carried unanimously, or by a particular majority, or lost, and an entry to that effect made in the book of the proceedings of the Company, shall be conclusive evidence of the fact, without proof of the number or proportion of the votes recorded in favour of, or against, that resolution.

10.11.    Casting Vote

In the case of an equality of votes, whether on a show of hands or on a poll, the Chairman of the meeting at which the show of hands takes place, or at which a poll is demanded, shall not be entitled to a second or casting vote.

10.12.    Manner of Taking Poll

If a poll is duly demanded at a meeting of members:

(1)         the poll must be taken, subject to Article 10.13, in the manner, at the time and at the place that the Chairman directs;

(2)         the result of the poll shall be deemed to be the resolution of the meeting at which the poll was demanded; and

(3)         the demand for the poll may be withdrawn by the person who demanded it.

10.13.    Demand for Poll on Adjournment

A poll demanded at a meeting of members on a question of adjournment must be taken immediately at the meeting.

10.14.    Chairman Must Resolve Dispute

In the case of any dispute as to the admission or rejection of a vote given on a poll, the Chairman must determine the dispute, and his or her determination made in good faith is final and conclusive.

10.15.    Demand for Poll Not to Prevent Continuance of Meeting

The demand for a poll at a meeting of members does not, unless the Chairman so rules, prevent the continuation of a meeting for the transaction of any business other than the question on which a poll has been demanded.

10.16.    Retention of Ballots and Proxies

The Company must, for at least three months after a meeting of members, keep each ballot cast on a poll and each proxy voted at the meeting, and, during that period, make them available for inspection during normal business hours by any member or proxy holder entitled to vote at the meeting. At the end of such three month period, the Company may destroy such ballots and proxies.

Annex A-11

10.17.    Participation at Meetings of Members through Electronic Facilities

The directors may by Resolution of Directors authorise members, their proxies or representatives and any other persons entitled to attend and participate at a meeting of members to do so by simultaneous attendance and participation by means of virtual conferencing or other electronic facilities. The directors may determine the means or different means of attendance and participation at the meeting of members. The members present in person, by proxy or representative by way of virtual conferencing or other electronic facilities (as selected by the directors) shall be counted in the quorum for, and be entitled to participate in the relevant meeting of members. The meeting of members shall be properly constituted and its proceedings valid if the Chairman (as defined below) is satisfied that adequate facilities are available during the meeting of members to ensure that members attending the meeting by all means are able to:

(1)         participate in the business for which the meeting of members was convened;

(2)         hear all persons who speak at the meeting of members; and

(3)         be heard by all other persons attending and participating in the meeting.

The directors may by Resolution of Directors authorise members, their proxies or representatives and any other persons entitled to attend and participate at a meeting of members to do so by simultaneous attendance and participation at a satellite meeting place or places anywhere in the world. The members present in person, by proxy or representative at satellite meeting places shall be counted in the quorum for and entitled to participate in the relevant meeting of members. The meeting of members shall be properly constituted and its proceedings valid if the Chairman (as defined below) is satisfied that adequate facilities are available during the meeting of members to ensure that members attending at the principal and satellite meeting places by all means are able to:

(1)         participate in the business for which the meeting of members was convened;

(2)         hear all persons who speak (whether by the use of microphone, loudspeakers, audio visual communications equipment or virtual conferencing of other means) at the principal meeting place and any satellite meeting place; and

(3)         be heard by all other persons attending and participating in the meeting of members at the principal meeting place and any satellite meeting place.

The meeting shall be deemed to take place at the place where the Chairman is present (the principal meeting place) and the powers of the Chairman shall apply equally to each satellite meeting place.

11.         VOTES OF MEMBERS

11.1.      Number of Votes by Member or by Shares

Subject to any special rights or restrictions attached to any shares, on a show of hands every member present in person and every person representing a member by proxy shall, at a member’s meeting, each have one vote and on a poll every member and every person representing a member by proxy shall have one vote for each share of which he or the person represented by proxy is the holder.

11.2.      Votes by Joint Holders

Where shares are registered in the names of joint owners:

(1)         each registered owner may be present in person or by a proxy at a meeting of members and may speak as a member;

(2)         if only one of them is present in person or by proxy, he may vote on behalf of all of them; and

(3)         if two or more are present in person or by proxy, they must vote as one. If more than one joint owner votes in person or by proxy at any meeting of members of by written resolution, the vote of the joint owner whose name appears first among such voting joint holders on the Register of Members shall alone be counted.

Annex A-12

11.3.      Representative of a Corporate Member

Any corporation or other form of corporate legal entity which is a member may appoint a person to act as its representative at any meeting of members of the Company, and:

(1)         for that purpose, the instrument appointing a representative must:

(a)         be received at the registered office of the Company or at any other place specified in the notice calling the meeting, for the receipt of proxies, within the number of business days specified in the notice for the receipt of proxies, or if no number of days is specified, two business days before the day set for the holding of the meeting; or

(b)         be provided, at the meeting, to the Chairman or to a person designated by the Chairman;

(2)         if a representative is appointed under this Article 11.3:

(a)         the representative is entitled to exercise in respect of and at that meeting the same rights on behalf of the corporation that the representative represents as that corporation could exercise if it were a member who is an individual, including, without limitation, the right to appoint a proxy holder; and

(b)         the representative, if present at the meeting, is to be counted for the purpose of forming a quorum and is deemed to be a member present in person at the meeting.

Evidence of the appointment of any such representative may be sent to the Company by written instrument, fax or any other method of transmitting legibly recorded messages.

11.4.      Votes of Persons in Representative Capacity

A person who is not a member may vote at a meeting of members, whether on a show of hands or on a poll, and may appoint a proxy holder to act at the meeting, if, before doing so, the person satisfies the Chairman, or the directors, that the person is a legal personal representative or a trustee in bankruptcy for a member who is entitled to vote at the meeting. Two or more legal personal representatives of a member in whose sole name any share is registered are, for the purposes of Article 11.2, deemed to be joint members.

11.5.      Appointment of Proxy Holders

Every member of the Company, including a corporation that is a member entitled to vote at a meeting of members of the Company may, by proxy, appoint a proxy holder to attend and act at the meeting in the manner, to the extent and with the powers conferred by the proxy.

11.6.      Deposit of Proxy

A proxy for a meeting of members must:

(1)         be received at the registered office of the Company or at any other place specified in the notice calling the meeting, for the receipt of proxies, within the number of business days specified in the notice, or if no number of days is specified, two business days before the day set for the holding of the meeting; or

(2)         unless the notice provides otherwise, be provided, at the meeting, to the Chairman or to a person designated by the Chairman of the meeting.

A proxy may be sent to the Company by written instrument, fax or any other method of transmitting legibly recorded messages.

11.7.      Validity of Proxy Vote

A vote given in accordance with the terms of a proxy is valid notwithstanding the death or incapacity of the member giving the proxy and despite the revocation of the proxy or the revocation of the authority under which the proxy is given, unless notice in writing of that death, incapacity or revocation is received:

(1)         at the registered office of the Company, at any time up to and including the last business day before the day set for the holding of the meeting at which the proxy is to be used; or

(2)         by the Chairman, before the vote is taken.

Annex A-13

11.8.      Form of Proxy

A proxy, whether for a specified meeting or otherwise, must be either in the following form or in any other form approved by the directors or the Chairman:

INSERT NAME OF COMPANY
(the “Company”)

The undersigned, being a member of the Company, hereby appoints [name] or, failing that person, [name], as proxy holder for the undersigned to attend, act and vote for and on behalf of the undersigned at the meeting of members of the Company to be held on [month, day, year] and at any adjournment of that meeting.

Number of shares in respect of which this proxy is given (if no number is specified, then this proxy is given in respect of all shares registered in the name of the member):

_____________________

Signed [month, day, year]

______________________________________

[Signature of member]

______________________________________

[Name of member—printed]

11.9.      Revocation of Proxy

Subject to Article 11.10, every proxy may be revoked by an instrument in writing that is:

(1)         received at the registered office of the Company at any time up to and including the last business day before the day set for the holding of the meeting at which the proxy is to be used; or

(2)         provided, at the meeting, to the Chairman.

11.10.    Revocation of Proxy Must Be Signed

An instrument referred to in Article 11.9 must be signed as follows:

(1)         if the member for whom the proxy holder is appointed is an individual, the instrument must be signed by the member or his or her legal personal representative or trustee in bankruptcy; or

(2)         if the member for whom the proxy holder is appointed is a corporation, the instrument must be signed by the corporation or by a representative appointed for the corporation under Article 11.3.

11.11.    Production of Evidence of Authority to Vote

The Chairman may, but need not, inquire into the authority of any person to vote at the meeting and may, but need not, demand from that person production of evidence as to the existence of the authority to vote.

11.12.    Written Resolution

An action that may be taken by the members at a meeting may also be taken by a Resolution of Members consented to in writing or by telex, telegram, cable, facsimile or other written electronic communication, without the need for any notice, by the holders of in excess of 50 per cent of the votes entitled to vote, but if any such resolution is adopted otherwise than by the unanimous written consent of all members, a copy of such Resolution of Members shall as soon as reasonably practicable be sent to all members not consenting to such Resolution of Members. The consent may be in the form of counterparts in like form each counterpart being signed by one or more members.

Annex A-14

11.13.    Untraceable Shareholders

The Company is entitled to sell any shares of a shareholder who is untraceable, as long as: (a) all checks, not being less than three in total number, for any sums payable in cash to the holder of such shares have remained uncashed for a period of 12 years; (b) the Company has not during that time or before the expiry of the three-month period referred to in (c) below received any indication of the existence of the shareholder or person entitled to such shares by death, bankruptcy or operation of law; and (c) upon expiration of the 12-year period, the Company caused an advertisement to be published in newspapers, giving notice of its intention to sell such shares, and a period of three months or such shorter period has elapsed since the date of such advertisement. The net proceeds of any such sale shall belong to the Company, and when the Company receives these net proceeds the Company shall become indebted to the former shareholder for an amount equal to such net proceeds.

To give effect to any sale of shares under this Article 11.13, the board may authorise some person to transfer the shares in question and may enter the name of the transferee in respect of the transferred shares in the Register of Members even if no share certificate has been lodged for such shares and may issue a new certificate to the transferee. An instrument of transfer executed by that person shall be as effective as if it had been executed by the holder of, or the person entitled by transmission to, the shares. The buyer of such share shall not be bound to see to the application of the purchase monies, nor shall his or her title to the shares be affected by any irregularity or invalidity in the proceedings in reference to the sale.

The Company shall account to the member or other person entitled to the share for the net proceeds of a sale under Article 11.13 by carrying all monies relating to such sale to a separate account. The Company shall be deemed to be a debtor to, and not a trustee for, such member or other person in respect of such monies. Monies carried to such separate account may either be employed in the business of the Company or invested in such investments as the board may think fit. No interest shall be payable to such member or other person in respect of such monies and the Company does not have to account for any money earned on them.

12.         APPOINTMENT AND REMOVAL OF DIRECTORS

12.1.      First Directors

The first directors shall be appointed by the Registered Agent. If, before the Company has any members, a sole director, or all the directors appointed by the Registered Agent die, or cease to exist (as the case may be), the Registered Agent may appoint one or more persons as directors of the Company.

12.2.      Subsequent Directors

Subject to Article 12.1, directors of the Company may be appointed by Resolution of Members on such terms as the members may determine or in the circumstance set out in below by Resolution of Directors on such terms as the directors may determine. Sections 114(2) and 114(3) of the Act shall not apply to the Company provided that the minimum number of directors shall be two.

The directors may by Resolution of Directors appoint a replacement director to fill a casual vacancy arising on the resignation, disqualification or death of a director. Such replacement director will then hold office until the next annual general meeting [at which the director he replaces would have been subject to retirement by rotation].

Subject to Article 12.1 directors of the Company may not be removed by Resolution of Members prior to the consummation of the Business Combination.

12.3.      Term of Directorship

Each director continues to hold office until:

(1)         his death;

(2)         his resignation;

(3)         his disqualification to act as a director under section 111 of the Act;

Annex A-15

(4)         the effective date of his removal by Resolution of Directors or Resolution of Members; or

(5)         his retirement.

At every annual general meeting of the Company each director shall retire from office and may offer himself for re-appointment by the members.

12.4.      Position of Retiring Director

A director who retires at an annual general meeting (whether by rotation or otherwise) may, if willing to act, be re-appointed. If he is not re-appointed or deemed to have been re-appointed pursuant to Article 12.5, he shall retain office until the meeting appoints someone in his place or, if it does not do so, until the end of the meeting.

12.5.      Deemed Re-Appointment of Directors

If:

(a)         at the annual general meeting in any year any resolution or resolutions for the appointment or re-appointment of the persons eligible for appointment or re-appointment as Directors are put to the meeting and lost; and

(b)         at the end of that meeting the number of Directors is fewer than any minimum number of directors required under Article 12.2

All retiring directors who stood for re-appointment at that meeting (“Retiring Directors”) shall be deemed to have been re-appointed as directors and shall remain in office but the Retiring Directors may only act for the purpose of convening general meetings of the Company and perform such duties as are essential to maintain the Company as a going concern, and not for any other purpose.

The Retiring Directors shall convene a general meeting as soon as reasonably practicable following the meeting referred to in Article 12.5(a) and they shall retire from office at that meeting. If at the end of any meeting convened under this Article the number of directors is fewer than any minimum number of directors required under Article 12.2, the provisions of this Article shall also apply to that meeting.

12.6.      Qualification of Directors

The following are disqualified for appointment as a director:

(1)         an individual who is under 18 years of age;

(2)         a person who is a disqualified person within the meaning of section 260(4) of the Insolvency Act, 2003;

(3)         a person who is a restricted person within the meaning of section 409 of the Insolvency Act, 2003.

A director shall not require a share qualification, but nevertheless shall be entitled to attend and speak at any meeting of the directors and meeting of the members and at any separate meeting of the holders of any class of shares in the Company.

12.7.      Consent to be a Director

A person shall not be appointed as a director or alternate director or nominated as a reserve director unless he has consented in writing to be a director or alternate director or to be nominated as a reserve director.

12.8.      Remuneration of Directors

The remuneration of directors (whether by way of salary, commission, participation in profits or otherwise) in respect of services rendered or to be rendered in any capacity to the Company (including to any company in which the Company may be interested) shall be fixed by Resolution of Directors or Resolution of Members. The directors may also be paid such travelling, hotel and other expenses properly incurred by them in attending and returning from meetings of the directors, or any committee of the directors, or meetings of the members, or in connection with the business of the Company as shall be approved by Resolution of Directors or Resolution of Members.

Annex A-16

13.         ALTERNATE AND RESERVE DIRECTORS

13.1.      Appointment of Alternate Director

Any director (an “appointer”) may appoint any person who is not disqualified to act as a director to be his or her alternate to exercise the appointer’s powers and to carry out the appointer’s responsibilities, in relation to the taking of decisions by the directors in the absence of the appointer. The appointment and the termination of the appointment of an alternate director shall be in writing and written notice of the appointment or termination shall be given by the appointer to the Company as soon as reasonably practicable. The termination of the appointment of an alternate director does not take effect until written notice of the termination has been given to the Company.

13.2.      Rights and Powers of Alternate Director

An alternate director has the same rights as the appointer in relation to any directors’ meeting and any written resolution circulated for written consent. An alternate director has no power to appoint an alternate, whether of the appointer or of the alternate director and does not act as an agent of or for the appointer.

13.3.      Termination of Appointment of Alternate Director

An appointer may at any time, terminate the appointment of an alternate director appointed by him.

The appointment of an alternate director ceases when:

(1)         his or her appointer ceases to be a director and is not promptly re-elected or re-appointed;

(2)         the alternate director dies;

(3)         the alternate director resigns as an alternate director by notice in writing provided to the Company or a lawyer for the Company;

(4)         the alternate director ceases to be qualified to act as a director pursuant to the Act; or

(5)         his or her appointer revokes the appointment of the alternate director.

13.4.      Appointment of Reserve Director

Where the Company only has one member who is an individual and that member is also the sole director of the Company, that sole member/director may, by instrument in writing, nominate a person who is not disqualified from being a director of the Company under section 111(1) of the Act as a reserve director of the Company to act in the place of the sole director in the event of his death. The nomination of a person as a reserve director of the Company ceases to have effect if:

(1)         before the death of the sole member/director who nominated him:

(a)         he resigns as a reserve director, or

(b)         the sole member/director revokes the nomination in writing; or

(2)         the sole member/director who nominated him ceases to be the sole member/director of the Company for any reason other than his death.

14.         POWERS AND DUTIES OF DIRECTORS

14.1.      Powers of Management

The business of the Company shall be managed by, or be under the direction or supervision of, the directors who may pay all expenses incurred preliminary to and in connection with the formation and registration of the Company and may exercise all such powers of the Company necessary for managing and for directing and supervising the business and affairs of the Company as are not by the Act or by the Memorandum and Articles required to be exercised by the members, subject to any delegation of such powers as may be authorised by the Memorandum and Articles and permitted by the Act and to such requirements as may be prescribed by Resolution of Members.

Annex A-17

14.2.      Remaining director’s power to act

If the number of directors shall have been fixed at two or more persons and by reason of vacancies having occurred in the board there shall be only one continuing director, he shall be authorised to act alone only for the purpose of appointing another director.

14.3.      Delegation to committees, directors and officers

The board of directors may entrust to and confer upon any director or officer any of the powers exercisable by it upon such terms and conditions and with such restrictions as it thinks fit, and either collaterally with, or to the exclusion of, its own powers, and may from time to time revoke, withdraw, alter or vary all or any of such powers. Subject to the provisions of Section 110 of the Act, the directors may delegate any of their powers to committees consisting of such member or members of their body as they think fit. Any committee so formed shall in the exercise of powers so delegated conform to any regulations that may be imposed on it by the directors or the provisions of the Act.

14.4.      Limits on powers of delegation to committees

The directors have no power to delegate the following powers to a committee of directors:

(1)         to amend the Memorandum or Articles;

(2)         to designate committees of directors;

(3)         to delegate powers to committees of directors;

(4)         to appoint or remove directors;

(5)         to appoint or remove an agent;

(6)         to approve a plan or merger, consolidation or arrangement;

(7)         to make a declaration of solvency for the purposes of section 198(1) of the Act or approve a liquidation plan; or

(8)         to make a determination under section 57(1) of the Act that the Company will, immediately after a proposed distribution, satisfy the solvency test.

14.5.      Agents

The directors may appoint any person, including a person who is a director, to be an agent of the Company. Subject to Article 14.6, an agent of the Company has such powers and authority of the directors, including the power and authority to affix the common seal of the Company, as are set out in the Resolution of Directors appointing the agent. The directors may at any time remove an agent and may revoke or vary a power conferred on him.

14.6.      Limits on powers of delegation to agents

The directors have no power to delegate the following powers to an agent of the Company:

(1)         to amend the Memorandum or Articles;

(2)         to change the registered office or Registered Agent;

(3)         to designate committees of directors;

(4)         to delegate powers to committees of directors;

(5)         to appoint or remove directors;

(6)         to appoint or remove an agent;

(7)         to fix emoluments of directors;

(8)         to approve a plan or merger, consolidation or arrangement;

(9)         to make a declaration of solvency for the purposes of section 198(1) of the Act or approve a liquidation plan; or

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(10)       to make a determination under section 57(1) of the Act that the Company will, immediately after a proposed distribution, satisfy the solvency test; or

(11)       to authorise the Company to continue as a company incorporated under the laws of a jurisdiction outside the British Virgin Islands.

14.7.      Appointment of Attorney of Company

The directors may from time to time, by power of attorney appoint any person, company, firm or body of persons to be the attorney of the Company for such purposes, and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the directors under these Articles or the Act) and for such period, and with such remuneration and subject to such conditions as the directors think fit.

14.8.      Execution of Documents

All cheques, promissory notes, drafts, bills of exchange and other negotiable instruments and all receipts for monies paid to the Company, shall be signed, drawn, accepted, endorsed or otherwise executed as the case may be, in such manner as the directors shall from time to time by Resolution of Directors determine.

14.9.      Disposition of Assets

For the purposes of section 175 of the Act (Disposition of assets), the directors may by Resolution of Directors determine that any sale, transfer, lease, exchange or other disposition is in the usual or regular course of the business carried on by the Company and such determination is, in the absence of fraud, conclusive.

14.10.    Duty to act in the best interests of the Company

A director, in exercising his powers or performing his duties, shall act honestly and in good faith and in what the director believes to be in the best interest of the Company.

14.11.    Duty to act in the best interests of the Company’s parent

Notwithstanding the foregoing Article, if the Company is a wholly-owned subsidiary, a director may, when exercising powers or performing duties as a director, act in a manner which he believes is in the best interests of the Company’s parent (as defined in the Act) even though it may not be in the best interests of the Company.

14.12.    Duty to exercise powers for a proper purpose

A director shall exercise his powers as a director for a proper purpose and shall not act, or agree to the Company acting, in a manner that contravenes the Act or the Memorandum or Articles.

14.13.    Standard of Care

A director, when exercising powers or performing duties as a director, shall exercise the care, diligence and skill that a reasonable director would exercise in the same circumstances taking into account, but without limitation:

(1)         the nature of the Company;

(2)         the nature of the decision; and

(3)         the position of the director and the nature of the responsibilities undertaken by him.

14.14.    Reliance

A director, when exercising his powers or performing his duties as a director, is entitled to rely upon the Register of Members and upon books, records, financial statements and other information prepared or supplied, and on professional or expert advice given, by:

(1)         an employee of the Company whom the director believes on reasonable grounds to be reliable and competent in relation to the matters concerned;

(2)         a professional adviser or expert in relation to matters which the director believes on reasonable grounds to be within the person’s professional or expert competence; and

(3)         any other director, or committee of directors upon which the director did not serve, in relation to matters within the director’s or committee’s designated authority,

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provided that the director (a) acts in good faith; (b) makes proper inquiry where the need for the inquiry is indicated by the circumstances; and (c) has no knowledge that his reliance on the Register of Members or the books, records, financial statements and other information or expert advice is not warranted.

14.15.    The Company may appoint a voluntary liquidator by Resolution of Directors provided that the Members pass a Resolution of Members approving the liquidation plan or by Resolution of Members.

15.         DISCLOSURE OF INTEREST OF DIRECTORS

15.1.      Self Interested Transactions

No director shall be disqualified from his office for contracting with the Company either as a vendor, purchaser or otherwise, nor shall any such contract or arrangement entered into by or on behalf of the Company in which any director shall be in any way interested be voided, nor shall any director so contracting or being so interested be liable to account to the Company for any profit realised by any such contract or arrangement, by reason of such director holding that office or by reason of the fiduciary relationship thereby established, provided the procedure in Article 15.2 below is followed.

15.2.      Disclosure of Self Interest

A director of the Company shall, immediately after becoming aware of the fact that he is interested in a transaction entered into or to be entered into by the Company, disclose such interest to the board of directors. Any such disclosure shall not be effective unless brought to the attention of every director on the board.

15.3.      Exemption for Ordinary Course of Business

A director of the Company is not required to comply with Article 15.2 above if:

(a)         the transaction or proposed transaction is between the director and the Company; and

(b)         the transaction or proposed transaction is in the ordinary course of the Company’s business and on usual terms and conditions.

15.4.      Nature of Disclosure

For the purposes of Article 15.2 above, a disclosure to the board to the effect that a director is a member, director, officer or trustee of another named company or other person and is to be regarded as interested in any transaction which may, after the date of the entry or disclosure, be entered into with that company or person, is a sufficient disclosure of interest in relation to that transaction.

15.5.      Failure to Disclose does not Invalidate Transaction

Subject to Section 125(1) of the Act, the failure by a director to comply with Article 15.2 does not affect the validity of a transaction entered into by the director or the Company.

15.6.      Interested Director Counted in Quorum

A director who is interested in a transaction entered into or to be entered into by the Company may:

(1)         vote on a matter relating to the transaction;

(2)         attend a meeting of directors at which a matter relating to the transaction arises and be included among the directors present at the meeting for the purposes of a quorum; and

(3)         sign a document on behalf of the Company, or do any other thing in his capacity as a director, that relates to the transaction.

15.7.      Director Holding Other Office in the Company

A director may hold any office or place of profit with the Company, other than the office of auditor of the Company, in conjunction with his or her office of director for the period and on the terms (as to remuneration or otherwise) that the directors may determine.

15.8.      Professional Services by Director or Officer

Subject to the Act, a director or officer, or any person in which a director or officer has an interest, may act in a professional capacity for the Company, except as auditor of the Company, and the director or officer

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or such person is entitled to remuneration for professional services as if that director or officer were not a director or officer.

15.9.      Director or Officer in Other Corporations

A director or officer may be or become a director, officer or employee of, or otherwise be interested in, any person in which the Company may be interested as a member or otherwise, and, subject to the Act, the director or officer is not accountable to the Company for any remuneration or other benefits received by him as director, officer or employee of, or from his or her interest in, such other person.

16.         PROCEEDINGS OF DIRECTORS

16.1.      Meetings of Directors

The directors may meet together (either within or outside the British Virgin Islands) for the conduct of business, adjourn and otherwise regulate their meetings as they think fit.

16.2.      Voting at Meetings

Questions arising at any meeting of directors are to be decided by a majority of votes and, in the case of an equality of votes, the chair of the meeting does not have a second or casting vote.

16.3.      Chair of Meetings

The following individual is entitled to preside as chair at a meeting of directors:

(1)         the chair of the board, if any;

(2)         in the absence of the chair of the board, the president, if any, if the president is a director; or

(3)         any other director chosen by the directors if:

(a)         neither the chair of the board nor the president, if a director, is present at the meeting within 15 minutes after the time set for holding the meeting;

(b)         neither the chair of the board nor the president, if a director, is willing to chair the meeting; or

(c)         the chair of the board and the president, if a director, have advised the secretary, if any, or any other director, that they will not be present at the meeting.

16.4.      Meetings by Telephone or Other Communications Medium

A director shall be deemed to be present at a meeting of directors if:

(1)         he participates by telephone, virtual conferencing or other electronic facilities; and

(2)         all directors participating in the meeting are able to hear each other.

16.5.      Calling of Meetings

A director may, and the secretary of the Company, if any, on the request of a director shall, call a meeting of the directors at any time.

16.6.      Notice of Meetings

A minimum of three (3) days notice of each meeting of the directors shall be given to each of the directors and the alternate directors by any method set out in Article 21.1 or orally or by telephone. Such notice shall specify the place, date, time and general nature of the business of the meeting.

16.7.      Waiver of Notice of Meetings

Notwithstanding Article 16.6, a meeting of directors held in contravention of Article 16.6 is valid if a majority of directors entitled to vote at the meeting have waived the notice of the meeting and, for this purpose, the presence of a director at the meeting shall be deemed to constitute waiver on his part.

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16.8.      Meeting Valid Despite Failure to Give Notice

The inadvertent failure to give notice of any meeting of directors to, or the non-receipt of any notice by, any director or alternate director, does not invalidate any proceedings at that meeting.

16.9.      Quorum

The quorum necessary for the transaction of the business of the directors is that a majority of the directors must be present. At any meeting of the directors, each director, by his or her presence, is entitled to one vote. Questions arising at a meeting of the board of directors are required to be decided by simple majority votes of the directors present or represented at the meeting. In the case of an equality of votes, the chairman of the meeting shall have a second or deciding vote.

16.10.    Consent Resolutions in Writing

Any action that may be taken by the directors or a committee of directors at a meeting may also be taken by a Resolution of Directors or a committee of directors consented to in writing or by telex, telegram, cable, facsimile or other electronic communication by all of the directors or by all of the members of the committee, as the case maybe, without the need for notice. Such resolution may be in two or more counterparts which together are deemed to constitute one resolution in writing. A resolution passed in that manner is effective on the date stated in the resolution or on the latest date stated on any counterpart.

17.         OFFICERS

17.1.      Directors May Appoint Officers

The directors may, by Resolution of Directors, from time to time, appoint such officers, if any, as the directors determine and the directors may, at any time, terminate any such appointment.

17.2.      Functions, Duties and Powers of Officers

The directors may, for each officer:

(1)         determine the functions and duties of the officer;

(2)         entrust to and confer on the officer any of the powers exercisable by the directors on such terms and conditions and with such restrictions as the directors think fit; and

(3)         revoke, withdraw, alter or vary all or any of the functions, duties and powers of the officer.

17.3.      Qualifications

One person may hold more than one position as an officer of the Company. Any person appointed as the chair of the board or as the managing director must be a director. Any other officer need not be a director.

17.4.      Remuneration and Terms of Appointment

All appointments of officers are to be made on the terms and conditions and at the remuneration (whether by way of salary, fee, commission, participation in profits or otherwise) that the directors think fit. The officers shall remain in office until removed from office by the directors, whether or not a successor is appointed.

17.5.      Corporate Officer

Any officer (including any director) who is a body corporate may appoint any person as its duly authorised representative for the purpose of representing it and of transacting any of the business of the officers.

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18.         INDEMNIFICATION

Subject to the provisions of the Act, the Company may indemnify against all expenses, including legal fees, and against all judgments, fines and amounts paid in settlement and reasonably incurred in connection with legal, administrative or investigative proceedings any person who:

(1)         is or was a party or is threatened to be made a party to any threatened, pending or completed proceedings, whether civil, criminal, administrative or investigative, by reason of the fact that the person is or was a director of the Company;

(2)         is or was, at the request of the Company, serving as a director of, or in any other capacity is or was acting for, another company or a partnership, joint venture, trust or other enterprise, provided that the person acted honestly and in good faith and in what he believed to be in the best interests of the Company and, in the case of criminal proceedings, the person had no reasonable cause to believe that his conduct was unlawful.

19.         DISTRIBUTIONS

19.1.      Distributions Subject to Special Rights

The provisions of this Article 19 are subject to the rights, if any, of members holding shares with special rights as to distributions.

19.2.      Declaration of Distributions

Subject to the Act, the directors may, by Resolution of Directors, authorise a distribution by the Company to members at such times and of such an amounts, as they think fit if they are satisfied, on reasonable grounds, that immediately after the distribution the value of the Company’s assets will exceed the Company’s liabilities, and the Company is able to pay its debts as they fall due.

19.3.      Notice of Distribution

Notice of any distribution that may have been declared shall be given to each member pursuant to Article 21 and all distributions unclaimed for three years after having been declared may be forfeited by the directors for the benefit of the Company.

19.4.      Record Date

The directors may set a date as the record date for the purpose of determining those members entitled to receive payment of a distribution. The record date must not precede the date on which the distribution is to be paid by more than one month. If no record date is set, the record date is 5 p.m. on the date on which the directors pass the resolution declaring the distribution.

19.5.      Manner of Paying Distribution

A resolution declaring a distribution may direct payment of the distribution wholly or partly by the distribution of specific assets or of fully paid shares or of bonds, debentures or other securities of the Company, or in any one or more of those ways.

19.6.      Setting Aside Profits

The directors may, before recommending any distribution, set aside out of the profits of the company such sums as they think proper as a reserve or reserves which shall, at their discretion, either be employed in the business of the Company or be invested in such investments as the directors may from time to time think fit.

19.7.      When Distribution Payable

Any distribution may be made payable on such date as is fixed by the directors.

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19.8.      Distribution to be Paid in Accordance with Number of Shares

All distributions of shares of any class or series of shares must be declared and paid according to the number of such shares held.

19.9.      Receipt by Joint Members

If several persons are joint members of any share, any one of them may give an effective receipt for any distribution, bonus or other money payable in respect of the share.

19.10.    Distribution Bears No Interest

No distribution bears interest against the Company.

19.11.    Fractional Distribution

If a distribution to which a member is entitled includes a fraction of the smallest monetary unit of the currency of the distribution, that fraction may be disregarded in making payment of the distribution and that payment represents full payment of the distribution.

19.12.    Payment of Distribution

Any dividend or other distribution payable in cash in respect of shares may be paid by cheque, made payable to the order of the person to whom it is sent, and mailed to the address of the member, or in the case of joint members, to the address of the joint member who is first named on the Register of Members, or to the person and to the address the member or joint members may direct in writing. The mailing of such cheque will, to the extent of the sum represented by the cheque, discharge all liability for the distribution unless such cheque is not paid on presentation.

20.         DOCUMENTS, RECORDS AND REPORTS

20.1.      Company Records and Underlying Documentation

The Company shall keep (at the office of the Registered Agent or at such other places within or outside of the British Virgin Islands as the directors may determine) records and underlying documentation that:

(1)         are sufficient to show and explain the Company’s transactions; and

(2)         will at any time, enable the financial position of the Company to be determined with reasonable accuracy.

Such records and underlying documentation must be retained for a period of at least five years from the date:

(1)         of completion of the transaction to which the records and underlying documentation relate, or

(2)         that the Company terminates the business relationship to which the records and underlying documentation relate.

20.2.      Resolutions of Members and Directors

The Company shall keep (at the office of the Registered Agent or at such other place or places, within or outside the British Virgin Islands, as the directors may determine) the following records:

(1)         minutes of meetings and resolutions of members and of classes of members; and

(2)         minutes of meetings and resolutions of directors and committees of directors.

20.3.      Location of Company Records

Where the resolutions referred to in Article 20.2 and the records and underlying documentation referred to in Article 20.1 are kept at a place other than the office of the Registered Agent, the Company must provide the Registered Agent with a written record of the physical address of the place or places at which such resolutions, records and underlying documentation are kept and a written record of the name of the person

Annex A-24

who maintains and controls the Company’s records and underlying documentation and, where such place and/or the name of such person is changed, the Company shall provide the Registered Agent with the physical address of the new location of the resolutions, records and underlying documentation and/or the name of the new person who maintains and controls the Company’s records and underlying documentation within fourteen days of the change of location.

20.4.      Register of Directors

The Company shall keep a register to be known as a Register of Directors containing the particulars stated in section 118A of the Act, and such other information as may be prescribed by law.

20.5.      Register of Members

The Company shall maintain an accurate and complete Register of Members showing the full names and addresses of all persons holding registered shares in the Company, the number of each class and series of registered shares held by such person, the date on which the name of each member was entered in the Register of Members and where applicable, the date such person ceased to hold any registered shares in the Company.

20.6.      Documents to be Kept at Registered Office

The Company shall keep the following documents at the office of the Registered Agent:

(1)         the Memorandum and Articles of the Company;

(2)         the Register of Members maintained in accordance with Article 20.5 or a copy of the Register of Members;

(3)         the Register of Directors maintained in accordance with Article 20.4 or a copy of the Register of Directors;

(4)         copies of all notices and other documents filed by the Company in the previous ten years;

(5)         a copy of the register of charges kept by the Company pursuant to Section 162(1) of the Act; and

(6)         an imprint of the common seal.

20.7.      Copies of Registers

(a)         Where the Company keeps a copy of the Register of Members or the Register of Directors at a place other than the office of the Registered Agent, it shall:

(i)          within fifteen (15) days of any change in the Register of Members or Register of Directors, notify the Registered Agent, in writing, of the change; and

(ii)         provide the Registered Agent with a written record of the physical address of the place or places at which the original Register of Members or the original Register of Directors is kept.

(b)         Where the place at which the original Register of Members or the original Register of Directors is kept is changed, the Company shall provide the Registered Agent with the physical address of the new location of the records within fourteen (14) days of the change of location.

(c)         Where a change occurs in the relevant charges or in the details of the charges required to be recorded in the Company’s register of charges which is kept at the office of the Registered Agent, the Company shall within fourteen (14) days of the change occurring, transmit details of the change to the Registered Agent.

20.8.      Inspection of Records by Directors

The records, documents and registers required by this Article 20 to be kept by the Company shall be open to the inspection of the directors at all times.

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20.9.      Inspection of Records by Members

The directors shall from time to time determine whether and to what extent and at what times and places and under what conditions the records, documents and registers of the Company or any of them shall be open to the inspection of members not being directors, and no member (not being a director) shall have any right to inspect any records, documents or registers of the Company except as conferred by the Act or authorised by a Resolution of Directors.

21.         NOTICES

21.1.      Method of Giving Notice

Unless the Act or these Articles provide otherwise, a notice, statement, report or other record required or permitted by the Act or these Articles to be sent by or to a person may be sent by any one of the following methods:

(1)         mail addressed to the person at the applicable address for that person as follows:

(a)         for a record mailed to a member, the member’s address as shown in the Register of Members;

(b)         for a record mailed to a director or officer, the prescribed address for mailing shown for the director or officer in the records kept by the Company or the mailing address provided by the recipient for the sending of that record or records of that class;

(c)         in any other case, the mailing address of the intended recipient.

(2)         delivery at the applicable address for that person as follows, addressed to the person:

(a)         for a record delivered to a member, the member’s address as shown in the Register of Members;

(b)         for a record delivered to a director or officer, the prescribed address for delivery shown for the director or officer in the records kept by the Company or the delivery address provided by the recipient for the sending of that record or records of that class;

(c)         in any other case, the delivery address of the intended recipient.

(3)         sending the record by fax to the fax number provided by the intended recipient for the sending of that record or records of that class;

(4)         sending the record by email to the email address provided by the intended recipient for the sending of that record or records of that class;

(5)         through a Relevant System, where the notice or document relates to uncertificated shares;

(6)         where appropriate, by making it available on a website and notifying the member of its availability in accordance with this Article;

(7)         by any other means authorised in writing by the member.

21.2.      Deemed Receipt of Mailing

A record that is mailed to a person by ordinary mail to the applicable address for that person referred to in Article 21.1 is deemed to be received by the person to whom it was mailed on the seventh day, Saturdays, Sundays and holidays excepted, following the date of mailing.

21.3.      Certificate of Sending

A certificate signed by the secretary, if any, or other officer of the Company or of any other corporation acting in that behalf for the Company stating that a notice, statement, report or other record was addressed as required by Article 21.1, prepaid and mailed or otherwise sent as permitted by Article 21.1 is conclusive evidence of that fact.

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21.4.      Notice to Joint Members

A notice, statement, report or other record may be provided by the Company to the joint members of a share by providing the notice to the joint member first named in the Register of Members in respect of the share.

22.         SEAL

The common seal when affixed to any instrument, shall be witnessed by a director or officer of the Company or any other person so authorised from time to time by the directors. The directors may provide for a facsimile of the common seal and approve the signature of any director or authorised person which may be reproduced by printing or other means on any instrument and it shall have the same force and validity as if the seal has been affixed to such instrument and the same had been signed as hereinbefore described.

23.         AUDIT

23.1.      Audit

The directors may by Resolution of Directors call for the accounts of the Company to be examined by an auditor or auditors to be appointed by them at such remuneration as may from time to time be agreed.

23.2.      Eligible Auditor

The auditor may be a member of the Company but no director or officer shall be eligible to serve as auditor during his continuance in office.

23.3.      Access

Every auditor of the Company shall have a right of access at all times to the books of accounts of the Company, and shall be entitled to require from the officers of the Company such information and explanations as he thinks necessary for the performance of his duties.

23.4.      Auditors Report

The report of the auditor shall be annexed to the accounts upon which he reports, and the auditor shall be entitled to receive notice of, and to attend, any meeting at which the Company’s audited financial statements are to be presented.

24.         WINDING UP

The Company may be voluntarily liquidated under Part XII of the Act if (1) it has no liabilities or (2) it is able to pay its debts as they fall due and the value of its assets equals or exceeds its liabilities. If the Company shall be wound up, the liquidator may divide amongst the members in specie or in kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may for such purpose set such value as he deems fair upon any such property to be divided as aforesaid and may determine how such division shall be carried out as between the members or different classes of members. The liquidator may vest the whole or any part of such assets in trustees upon such trust for the benefit of the contributors as the liquidator shall think fit, but so that no member shall be compelled to accept any shares or other securities whereon there is any liability.

25.         BUSINESS COMBINATION

25.1.      Notwithstanding any other provision of these Articles, this Regulation 25 shall apply during the period commencing upon the adoption of these Articles and terminating upon the first to occur of the consummation of any Business Combination and the complete liquidation of the trust account. In the event of a conflict between this Regulation 25 and any other Regulation of these Articles, the provisions of this Regulation 25 shall prevail.

25.1.1.   If the Company is unable to consummate its initial Business Combination within 21 months from the closing of the IPO, the Company may, but is not obligated to, extend the period of time to consummate a business combination by an additional five times (for a total of up to 30 months to complete a business combination) as follows: (i) two (2) times for an additional three (3) months

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each time from January 8, 2023 (the “Current Termination Date”) to July 8, 2023, followed by (ii) three (3) times for an additional one (1) month each time from July 8, 2023 to October 8, 2023, the Company will, as promptly as reasonably possible but not more than ten business days thereafter, distribute the aggregate amount then on deposit in the trust account, including interest (net of taxes payable), pro rata to its public shareholders by way of redemption and cease all operations except for the purposes of winding up of the Company’s affairs. This redemption of public shareholders from the trust account shall be effected in accordance with these Articles and prior to commencing any voluntary liquidation; and

25.1.2.   If the directors anticipate that the Company may not be able to consummate the initial Business Combination within 21 months, the Company may, but is not obligated to, extend the period of time to consummate a Business Combination five times by an additional three months the first two times and one month the following three times (for a total of up to 30 months to complete a Business Combination). In order to extend the time available for the Company to consummate its initial Business Combination, the Company’s insiders (as such term is used in the Registration Statement) or their affiliates or designees, upon five days advance notice prior to the applicable deadline, must deposit into the trust account for each three month extension $0.15 per share sold in the IPO that have not been redeemed and for each one month extension $0.05 per share sold in the IPO that have not been redeemed on or prior to the date of the applicable deadline; and

25.1.3.   Except in connection with the consummation of our initial Business Combination, prior to our initial Business Combination, the Company may not issue additional shares that would entitle the holders thereof to (i) receive funds from the trust account or (ii) vote on any initial Business Combination; and

25.1.4.   The Company must (1) seek shareholder approval of the initial Business Combination at a meeting called for such purpose pursuant to a proxy statement meeting the requirements of Regulation 14A under the Exchange Act, or (2) provide the Company’s public shareholders with the opportunity to sell their public shares to the Company by means of a tender offer, the documents for which will contain substantially the same financial and other information about the initial Business Combination as is required under Regulation 14A under the Exchange Act; and

25.1.5.   Although the Company does not intend to enter into the initial Business Combination with a target business that is affiliated with its sponsor, the directors or officers, the Company is not prohibited from doing so. In the event the Company enters into such a transaction, the directors, or a committee of independent directors, will obtain an opinion from an independent investment banking firm that is a member of FINRA that such initial Business Combination is fair to the shareholders from a financial point of view; and

25.1.6.   The Company will not effectuate its initial Business Combination with another blank check company or a similar company with nominal operations; and

25.1.7.   Under no circumstances will the Company redeem its public shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001.

26.         AMENDMENT TO ARTICLES

Subject to these Articles and the Act, the Company may alter or modify the conditions contained in these Articles as originally drafted or as amended from time to time by a Resolution of Directors or a Resolution of Members.

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NAME, ADDRESS AND DESCRIPTION OF INCORPORATOR

We, Vistra (BVI) Limited, of Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG1110, British Virgin Islands for the purposes of incorporating a BVI Business Company under the laws of the British Virgin Islands hereby sign these Articles of Association the 2nd Day of November 2020.

Incorporator

_______________________________

(Sd.) Rexella D. Hodge
Authorised Signatory
Vistra (BVI) Limited

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Annex B

AMENDMENT TO THE
INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 1 (this “Amendment”), dated as of [•], 2022, to the Investment Management Trust Agreement (as defined below) is made by and between Ace Global Business Acquisition Limited (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of April 5, 2021 (as amended, the “Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein;

WHEREAS, at an Annual Meeting of shareholders of the Company held on December ____, 2022, the Company shareholders approved (i) a proposal to amend (the “Charter Amendment”) the Company’s amended and restated memorandum and articles of association to provide that the date by which the Company shall be required to effect a Business Combination to be extended for a total of five (5) times, as follows: (x) two (2) times for an additional three (3) months each time from January 8, 2023 to July 8, 2023, followed by (y) three (3) times for an additional one (1) month each time from July 8, 2023 to October 8, 2023 and (ii) a proposal to extend the date on which to commence liquidating the Trust Account in the event the Company has not consummated a business combination; and

WHEREAS, on the date hereof, the Company is filing the Charter Amendment with the Registrar of Corporate Affairs in the British Virgin Islands.

NOW THEREFORE, IT IS AGREED:

The Trust Agreement is hereby amended as follows:

1. Preamble. The third WHEREAS clause in the preamble of the Trust Agreement is hereby amended and restated to read as follows:

“WHEREAS, if a Business Combination is not consummated by January 8, 2023, 21 months following the closing of the IPO, the Company’s insiders may extend such period by (i) two (2) three-month periods, up to a maximum of 27 months in the aggregate following the closing of the IPO, by depositing $0.15 per share issued at the IPO that have not been redeemed into the Trust Account (as defined below) for each three-month extension from January 8, 2023 to July 8, 2023, followed by (ii) three (3) one-month extension each time from July 8, 2023 to October 8, 2023, by depositing into the trust account $0.05 per share issued at the IPO that have not been redeemed into the Trust Account (each such deadline, an “Applicable Deadline,” each such extension, an “Extension”); and

2. Section 1(i). Section 1(i) of the Trust Agreement is hereby amended and restated to read in full as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, signed on behalf of the Company by its President, Chief Executive Officer or Chairman of the Board and Secretary or Assistant Secretary and, in the case of a Termination Letter in a form substantially similar to that attached hereto as Exhibit A, acknowledged and agreed to by Ladenburg, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account only as directed in the Termination Letter and the other documents referred to therein; provided, however, that in the event that a Termination Letter has not been received by the Trustee by the 21-month anniversary of the closing of the IPO or, in the event that the Company extended the time to complete the Business Combination for up to 30-month from the closing of the IPO but has not completed the Business Combination within the applicable monthly anniversary of the Closing, (“Last Date”), the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the Public Shareholders as of the Last Date.

Annex B-1

3. Exhibit D. Exhibit D of the Trust Agreement is hereby amended and restated in its entirety as follows:

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, NY 10004-1561

Attn: Francis Wolf and Celeste Gonzalez

Re:        Trust Account — Extension Letter

Ladies and Gentlemen:

Pursuant to Section 1(i) of the Investment Management Trust Agreement between Ace Global Business Acquisition Limited (“Company”) and Continental Stock Transfer & Trust Company, dated as of April 5, 2021 (“Trust Agreement”), this is to advise you that the Company is extending the time available in order to consummate a Business Combination with the Target Businesses for an additional three (3) months/one (1) month, from ______________ to ______________ (the “Extension”).

This Extension Letter shall serve as the notice required with respect to Extension prior to the Applicable Deadline. Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to deposit $[•] (for each three-month extension)/$[•] (for each one-month extension) [or $[•] for each public ordinary share that has not redeemed into the trust account for each three (3) month extension and $[•] for each public ordinary share that has not redeemed into the trust account for each one (1) month extension] which will be wired to you, into the Trust Account investments upon receipt.

This is the ____ of up to eight Extension Letters.

Very truly yours,
Ace Global Business Acquisition Limited
By:
[•],
cc:	Ladenburg Thalmann & Co. Inc.

3.      All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

4.      This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature shall be deemed to be an original signature for purposes of this Amendment.

5.      This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 7(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

6.      This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[Signature Page Follows]

Annex B-2

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
	Name:	Francis Wolf
	Title:	Vice President
ACE GLOBAL BUSINESS ACQUISITION LIMITED
By:
	Name:	Eugene Wong
	Title:	Chief Executive Officer

Annex B-3

PROXY CARD
ACE GLOBAL BUSINESS ACQUISITION LIMITED

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on December [•], 2022: The Proxy Statement and Annual Report to Shareholders are available on December [•], 2022.

The undersigned hereby appoints Eugene Wong and Nicholas Tan, individually, each with full power of substitution, as proxy of the undersigned to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of Ace Global Business Acquisition Limited, to be held on December [•], 2022 at 10 a.m. local time at the offices of Loeb & Loeb LLP, 2206-19 Jardine House, 1 Connaught Place, Central, Hong Kong, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Annual Meeting, dated December [•], 2022 (the “Notice”), a copy of which has been received by the undersigned, as follows:

1.      PROPOSAL NO. 1 — TO APPROVE (THE “CHARTER AMENDMENT”) THE COMPANY’S AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION (THE “CHARTER”) AND ADOPT THREE SEPARATE PROPOSALS WITH RESPECT TO THE EXTENSION OF THE BUSINESS COMBINATION PERIOD AND CERTAIN GOVERNANCE PROVISIONS IN THE CURRENT CHARTER, A COPY OF WHICH IS ATTACHED TO THE PROXY STATEMENT AS ANNEX A:

PROPOSAL NO. 1A — TO EXTEND THE DATE BY WHICH THE COMPANY HAS TO CONSUMMATE A BUSINESS COMBINATION (THE “EXTENSION”) A TOTAL OF FIVE (5) TIMES, AS FOLLOWS: (I) TWO (2) TIMES FOR AN ADDITIONAL THREE (3) MONTHS EACH TIME FROM JANUARY 8, 2023 (THE “CURRENT TERMINATION DATE”) TO JULY 8, 2023, FOLLOWED BY (II) THREE (3) TIMES FOR AN ADDITIONAL ONE (1) MONTH EACH TIME FROM JULY 8, 2023 TO OCTOBER 8, 2023 (THE TERMINATION DATE AS SO EXTENDED, THE “EXTENDED TERMINATION DATE”); AND

For ☐	Against ☐	Abstain ☐

PROPOSAL NO. 1B — TO INTRODUCE PROVISIONS WHERE THE COMPANY CAN HOLD SHAREHOLDERS AND DIRECTORS MEETINGS BY VIRTUAL CONFERENCING OR OTHER ELECTRONIC FACILITIES;

For ☐	Against ☐	Abstain ☐

2.      PROPOSAL NO. 2 — APPROVAL OF AN AMENDMENT TO THE COMPANY’S INVESTMENT MANAGEMENT TRUST AGREEMENT, DATED AS OF APRIL 5, 2021 (THE “TRUST AGREEMENT”), BY AND BETWEEN THE COMPANY AND CONTINENTAL STOCK TRANSFER & TRUST COMPANY (THE “TRUSTEE”), ALLOWING THE COMPANY TO EXTEND THE COMBINATION PERIOD A TOTAL OF FIVE (5) TIMES, AS FOLLOWS: (I) TWO (2) TIMES FOR AN ADDITIONAL THREE (3) MONTHS EACH TIME FROM JANUARY 8, 2023 TO JULY 8, 2023, BY DEPOSITING INTO THE TRUST ACCOUNT $0.15 FOR EACH ISSUED AND OUTSTANDING COMPANY ORDINARY SHARE ISSUED IN THE IPO THAT HAS NOT BEEN REDEEMED, FOLLOWED BY (II) THREE (3) TIMES FOR AN ADDITIONAL ONE (1) MONTH EACH TIME FROM JULY 8, 2023 TO OCTOBER 8, 2023 BY DEPOSITING INTO THE TRUST ACCOUNT $0.05 FOR EACH ISSUED AND OUTSTANDING COMPANY ORDINARY SHARE ISSUED IN THE IPO THAT HAS NOT BEEN REDEEMED, IN THE EVENT THE COMPANY HAS NOT CONSUMMATED A BUSINESS COMBINATION BY THE EXTENDED TERMINATION DATE.

For ☐	Against ☐	Abstain ☐

3.      PROPOSAL NO. 3 — THE ELECTION OF FIVE DIRECTORS TO SERVE UNTIL THE NEXT ANNUAL MEETING OF SHAREHOLDERS AND UNTIL HIS OR HER RESPECTIVE SUCCESSOR HAS BEEN DULY ELECTED AND QUALIFIED OR UNTIL HIS OR HER EARLIER RESIGNATION, REMOVAL OR DEATH. (Check one)

FOR all nominees listed below (except as indicated). ☐

WITHHOLD AUTHORITY to vote for all nominees listed below. ☐

If you wish to withhold your vote for any individual nominee, strike a line through that nominee’s name set forth below:

Eugene Wong

Nicholas Xue-Wei Tan

Robert Morris

Yan Xu

Leslie Chow

4.      PROPOSAL NO. 4 — ADJOURNMENT — APPROVAL TO DIRECT THE CHAIRMAN OF THE ANNUAL MEETING TO ADJOURN THE ANNUAL MEETING TO A LATER DATE OR DATES, IF NECESSARY, TO PERMIT FURTHER SOLICITATION AND VOTE OF PROXIES IF, BASED UPON THE TABULATED VOTE AT THE TIME OF THE MEETING, THERE ARE NOT SUFFICIENT VOTES TO APPROVE THE PROPOSALS 1, 2, AND 3.

For ☐	Against ☐	Abstain ☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED FOR THE PROPOSALS AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:

Signature of Shareholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your share certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a share certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

PLEASE COMPLETE THE FOLLOWING:

I plan to attend the Annual Meeting (Circle one): Yes            No

Number of attendees: ____________

PLEASE NOTE:

SHAREHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE ANNUAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.